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                                                                   EXHIBIT 10.17

                               DIGIRAD CORPORATION

          FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT

         THIS FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of November 10, 2000 by and among Digirad Corporation, a Delaware corporation (the "Company"), and each of the persons listed on Schedule 1 (each of which persons is referred to herein as an "Investor," and collectively, the "Investors").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

1.       PURCHASE AND SALE OF SERIES E PREFERRED STOCK.

         1.1      SALE AND ISSUANCE OF SERIES E PREFERRED STOCK.

                  (a) The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined below) the Amended and Restated Certificate of Incorporation in the form attached hereto as EXHIBIT A (the "Restated Certificate").

                  (b) Subject to the terms and conditions of this Agreement, each Investor agrees to purchase as applicable at the Closing, and the Company agrees to sell and issue to each Investor at the Closing, that number of shares of the Company's Series E Preferred Stock set forth opposite such Investor's name on Schedule 1 for the purchase price of $3.036 per share.

         1.2 CLOSING. The purchase and sale of the Series E Preferred Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, San Diego, California, at 10:00 a.m., on November 10, 2000, or at such other time and place as the Company and Investors acquiring more than half the aggregate principal amount of the Series E Preferred Stock sold pursuant hereto shall mutually agree, in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor a certificate representing the shares of Series E Preferred Stock that such Investor is purchasing at the Closing (as set forth on SCHEDULE 1) against payment of the purchase price therefor by check or wire transfer or such other form of payment as shall be mutually agreed upon by such Investor and the Company.

         1.3      ADDITIONAL CLOSING(S).

                  (a) CONDITIONS OF ADDITIONAL CLOSING(S). At a per share purchase price of $3.036 per share and at any time from time to time on or before February 1, 2001, the Company may, at one or more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to additional investors (each a "New Investor") up to that number of shares of the Series E Preferred Stock of the Company available as authorized shares of Series E Preferred Stock in the Restated Certificate. A New Investor may include persons or entities who are already Investors under this Agreement.

                  (b) AMENDMENTS. The Company and the New Investors purchasing Series E Preferred Stock at each Additional Closing will execute counterpart signature pages to this


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Agreement and to the Amended and Restated Co-Sale Agreement, attached hereto as EXHIBIT C (the "Co-Sale Agreement"), the Amended and Restated Investors' Rights Agreement, attached hereto as EXHIBIT D (the "Investors' Rights Agreement") and the Amended and Restated Series E Voting Agreement, attached hereto as EXHIBIT E (the "Voting Agreement") (collectively, the "Transaction Agreements") and such New Investors will, upon delivery to the Company of such signature pages, become parties to, and bound by, the Transaction Agreements, each to the same extent as if they had been Investors at the Closing. Immediately after each Additional Closing, SCHEDULE 1 to this Agreement will be amended to list New Investors purchasing shares of Series E Preferred Stock hereunder and the number of shares of Series E Preferred Stock purchased by each New Investor under this Agreement at each such Additional Closing. Any and all schedules or exhibits to the Transaction Agreements that refer to the Investors shall also be amended to include the New Investors.

                  (c) STATUS OF NEW INVESTORS. Upon the completion of each Additional Closing as provided in this Section 1.3, each New Investor will be deemed to be an "Investor" for all purposes under each of the Transaction Agreements.

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions furnished to each Investor and attached hereto as EXHIBIT B, specifically identifying the relevant subparagraph(s) hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

         2.1 ORGANIZATION; GOOD STANDING; QUALIFICATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement, the Transaction Agreements and any other agreement to which the Company is a party, the execution and delivery of which is contemplated hereby, to issue and sell the Series E Preferred Stock and the Common Stock issuable upon conversion thereof or upon conversion of the Series E Preferred Stock, and to carry out the provisions of this Agreement and any Transaction Agreement. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, prospects, or financial condition.

         2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Transaction Agreements and any other agreement to which the Company is a party, the execution and delivery of which is contemplated hereby, the performance of all obligations of the Company hereunder and thereunder at the Closing, and the authorization, issuance (or reservation for issuance), sale, and delivery of the Series E Preferred Stock and the Common Stock issuable upon conversion thereof has been taken or will be taken prior to the Closing. This Agreement and the Transaction Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting the enforcement of creditors' rights generally, (ii) as limited by

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laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained therein may be limited by applicable federal or state securities laws.

         2.3 VALID ISSUANCE OF PREFERRED AND COMMON STOCK. The Series E Preferred Stock being purchased by the Investors hereunder, when issued, paid for and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Series E Preferred Stock and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series E Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, when issued and paid for in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer set forth in this Agreement and under applicable state and federal securities laws.

         2.4 GOVERNMENTAL CONSENTS. No consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement or any Transaction Agreement, the offer, sale or issuance of the Series E Preferred Stock or Common Stock upon conversion of the Series E Preferred Stock, except (i) the filing of the Restated Certificate with the Secretary of State of the State of Delaware, (ii) such filings as have been made prior to the Closing, and (iii) any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such post closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

         2.5 CAPITALIZATION AND VOTING RIGHTS. The authorized capital of the Company consists, or will consist prior to the Closing, of:

                           (i)      PREFERRED STOCK.  Twenty-Seven Million
One Hundred Twenty-Nine Thousand Five Hundred Sixty-Eight (27,129,568) shares of Preferred Stock (the "Preferred Stock"), of which 2,250,000 shares have been designated Series A Preferred Stock, all of which are issued and outstanding, 2,281,000 shares have been designated Series B Preferred Stock, all of which are issued and outstanding, 4,800,000 shares have been designated Series C Preferred Stock, all of which are issued and outstanding, 8,668,140 shares have been designated Series D Preferred Stock, all of which are issued and outstanding, and 9,130,428 shares have been designated Series E Preferred Stock, 4,004,965 of which are issued and outstanding and up to 4,611,330 of which may be issued pursuant to this Agreement. The rights, privileges and preferences of the Series A, Series B, Series C, Series D and Series E Preferred Stock are as stated in the Restated Certificate.

                           (ii)     COMMON STOCK.  Thirty-Six Million Four
Hundred Thirty-Eight Thousand Seven Hundred Twenty-Nine (36,438,729) shares of Common Stock ("Common Stock"), of which 4,065,020 shares are issued and outstanding and up to 4,611,330 of which shall be validly reserved for issuance upon conversion of the Series E Preferred Stock issued pursuant to this Agreement.

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                           (iii)    The outstanding shares of Series A
Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Common Stock have been issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

                           (iv)     Except for (A) the rights created under
this Agreement, (B) the conversion privileges of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, (C) the right of first offer set forth in
Section 1.3 of the Investors' Rights Agreement, and (D) currently outstanding options to purchase 4,548,794 shares of Common Stock granted to employees, consultants and advisors to the Company, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), or agreements for the purchase or acquisition from the Company of any shares of its capital stock. Except for the voting rights of the holders of Preferred Stock as provided for in the Restated Certificate, the obligations provided for in that certain Amended and Restated Voting Agreement dated August 8, 1997, and except pursuant to this Agreement and the Transaction Agreements, the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any other persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

         2.6 SUBSIDIARIES. The Company does not own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

         2.7 CONTRACTS AND OTHER COMMITMENTS. The Company does not have any contract, agreement, lease, commitment, or proposed transaction, written or oral, absolute or contingent, to which the Company is a party or by which it is bound other than (i) contracts for the purchase of goods and services that were entered into in the ordinary course of business and that do not involve more than $100,000 each, and do not extend for more than one (1) year beyond the date hereof, (ii) sales or lease contracts entered into in the ordinary course of business, and (iii) contracts terminable at will by the Company on not more than thirty (30) days' notice without cost or liability to the Company and that do not involve any employment or consulting arrangement and are not material to the conduct of the Company's business. For the purpose of this paragraph, employment and consulting contracts and contracts with labor unions, and license agreements and any other agreements relating to the acquisition or disposition of any interest in the Company's technology (other than standard end-user license agreements) shall not be considered to be contracts entered into in the ordinary course of business.

         2.8 RELATED-PARTY TRANSACTIONS. No employee, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. To the

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Company's knowledge, no officer or director of the Company or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company.

         2.9 REGISTRATION RIGHTS. Except as provided in the Investors' Rights Agreement, the Company is not obligated to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

         2.10 PERMITS. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

         2.11 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provision of its Restated Certificate or Bylaws or in any material respect of any provision of any mortgage, indenture, agreement, instrument, or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule, or regulation applicable to the Company. The execution, delivery, and performance by the Company of this Agreement and any Transaction Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time or the giving of notice, either a default under any such provision or an event that results in the creation of any lien, charge, or encumbrance upon any assets of the Company (except as contemplated in this Agreement and any Transaction Agreement) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, which suspension, revocation, impairment, forfeiture, or nonrenewal would be materially adverse to the Company.

         2.12 LITIGATION. There is no action, suit, proceeding, or investigation pending or currently threatened against the Company that questions the validity of this Agreement or any Transaction Agreement or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, business, properties, prospects, or financial condition of the Company, or in any change in the current equity ownership of the Company. The foregoing includes, without limitation, any action, suit, proceeding, or investigation pending or currently threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, their obligations under any agreements with prior employers, or negotiations by the Company with potential backers of, or investors in, the Company or its proposed business. The Company is not a party to, or to the best of its knowledge, named in any order, writ, injunction, judgment, or decree of any court, government agency, or instrumentality. There is no action, suit, or proceeding by the Company currently pending or that the Company currently intends to initiate.

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         2.13 RETURNS AND COMPLAINTS. The Company has received no customer or beta test participant complaints concerning alleged defects in its products (or the design thereof) that, if true, would materially adversely affect the assets, business, properties, prospects or financial condition of the Company.

         2.14 DISCLOSURE. The Company has provided each Investor with all the information reasonably available to it that such Investor has requested for deciding whether to purchase the Series E Preferred Stock and all information that the Company believes is reasonably necessary to enable such Investor to make such decision. Neither this Agreement nor any other written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

         2.15 OFFERING. Subject in part to the truth and accuracy of each Investor's representations set forth in this Agreement, the offer, sale and issuance of the Series E Preferred Stock, and the Common Stock issuable upon conversion of the Series E Preferred Stock, as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         2.16 TITLE TO PROPERTY AND ASSETS; LEASES. Except (i) as reflected in the Financial Statements (defined in paragraph 2.17), (ii) for liens for current taxes not yet delinquent, (iii) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (iv) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation or
(v) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, the Company owns its property and assets free and clear of all mortgages, liens, claims, and encumbrances. With respect to the property and assets it leases, the Company is in compliance with such leases and holds a valid leasehold interest free of any liens, claims, or encumbrances, which would be materially adverse to the Company, subject to clauses (i)-(v) above.

         2.17 FINANCIAL STATEMENTS. The Company has delivered to each Investor its audited financial statements (balance sheet and profit and loss statement, statement of stockholders equity and statement of cash flows including notes thereto) at December 31, 1999, and for the fiscal year then ended and its unaudited financial statements (balance sheet and profit and loss statement) as at, and for the nine-month period ended September 30, 2000 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2000 which are individually not in excess of $25,000 and in the aggregate not in excess of $100,000 and (ii) obligations under contracts and commitments

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incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm, partnership, joint venture or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

         2.18     CHANGES.  Since September 30, 2000, there has not been:

                  (a) any change in the assets, liabilities, financial condition, or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                  (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

                  (c) any waiver by the Company of a valuable right or of a material debt owed to it;

                  (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

                  (e) any material change to a contract or arrangement by or to which the Company or any of its assets is bound or subject;

                  (f) any change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

                  (g) any sale, assignment, or transfer of any interest in any patents, trademarks, copyrights, or trade secrets;

                  (h) any resignation or termination of employment of any key officer of the Company; and the Company does not know of the impending resignation or termination of employment of any such officer;

                  (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

                  (j) any mortgage, pledge, transfer of a security interest in, or creation of a lien by the Company with respect to any of its properties or assets, except liens for taxes not yet due or payable;


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                  (k) any loans or guarantees made by the Company to or for
the benefit of its employees, officers, or directors, or any members of their immediate families, other than travel advances and other similar advances made in the ordinary course of its business;

                  (l) any declaration, setting aside, or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

                  (m) to the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted); or

                  (n) any agreement or commitment by the Company to do any of the things described in this paragraph 2.18.

         2.19 PATENTS AND TRADEMARKS. The Company owns or possesses sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of the rights of, others. The Schedule of Exceptions contains a complete list of patents and pending patent applications of the Company. Except for agreements with its own employees or consultants, substantially in the form referenced in paragraph 2.22 below, and standard end-user license agreements, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes of any other person or entity which options, licenses or agreements are material to the Company or its business as now conducted and as proposed to be conducted. The Company has not received any communication alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, or other proprietary rights or processes of any other person or entity and to the Company's knowledge without further investigation, the Company is not in such violation. The Company is not aware that any of the Company's employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

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         2.20 MANUFACTURING AND MARKETING RIGHTS. The Company has not granted rights to manufacture, produce, assemble, license, market, or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market, or sell its products.

         2.21 EMPLOYEES; EMPLOYEE COMPENSATION. To the best of the Company's knowledge, there is no strike, or labor dispute or union organization activities pending or threatened between it and its employees. To the best of the Company's knowledge, none of the Company's employees belongs to any union or collective bargaining unit. To the best of its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment. To the best of the Company's knowledge, no employee of the Company is or will be in violation of any judgment, decree, or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of such employee with the Company, or any other party, because of the nature of the business conducted or to be conducted by the Company or to the use by the employee of his best efforts with respect to such business. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement other than with respect to the Company's Stock Option Plan and options granted thereunder. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

         2.22 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS. Each employee and officer of the Company has executed a Proprietary Information and Inventions Agreement substantially in the form or forms which have been delivered to the Investors.

         2.23 TAX RETURNS, PAYMENTS, AND ELECTIONS. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(o) of the Code, nor has it made any other election pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material effect on the business, properties, prospects, or financial condition of the Company. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments, and governmental charges with respect to its business, properties, and operations for such period. The Company has withheld or collected from each payment made to each of its employees the amount of all taxes, including, but not limited to, federal income taxes,

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Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

         2.24 ENVIRONMENTAL AND SAFETY LAWS. To the best of its knowledge, the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

         2.25 SECTION 83(b) ELECTIONS. To the best of the Company's knowledge, all individuals who have purchased shares of the Company's Common Stock have timely filed elections under Section 83(b) of the Internal Revenue Code and any analogous provisions of applicable state tax laws.

         2.26 MINUTE BOOKS. The minute books of the Company made available to special counsel to Investors contain a complete summary of all meetings of directors and stockholders since the Company's incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

         2.27 REAL PROPERTY HOLDING COMPANY. The Company is not a real property holding company within the meaning of Internal Revenue Code Section 897.

3.       REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

         Each Investor hereby represents warrants, covenants and agrees that:

         3.1 AUTHORIZATION. Such Investor has full power and authority to enter into this Agreement and that this Agreement constitutes a valid and legally binding obligation of such Investor.

         3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series E Preferred Stock or the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, distribute or grant participation to such person, or to any third person, with respect to any of the Securities.

         3.3 RELIANCE UPON INVESTORS' REPRESENTATIONS. Each Investor understands that the issuance of the Securities may not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of the Securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and that the Company's reliance on such exemption is predicated on the Investors' representations set forth herein. Each Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. No Investor has any such intention.

         3.4 RECEIPT OF INFORMATION. Each Investor believes such Investor has received all the information such Investor considers necessary for deciding whether to purchase the Series E Preferred Stock to be issued to it. Each Investor further represents that such Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series E Preferred Stock, and the business, properties, prospects, and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Investor or to which such Investor had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

         3.5 INVESTMENT EXPERIENCE. Each Investor represents that such Investor is experienced in evaluating and investing in securities of companies in the development state and acknowledges that such Investor is able to fend for himself, herself or itself, can bear the economic risk of such Investor's investment, and has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the investment in the Series E Preferred Stock. If other than an individual, Investor also represents such Investor has not been organized for the purpose of acquiring the Series E Preferred Stock, or if such Investor has been organized for the purpose of acquiring the Series E Preferred Stock that all investors in such fund are accredited.

         3.6 ACCREDITED INVESTOR. Except as otherwise disclosed to the Company in writing, Investor either is (a) an accredited investor as defined in Rule 501(a) of Regulation D of the SEC under the Securities Act, or (b) neither (x) a national or resident of the United States, its territories, possessions or any area subject to its jurisdiction, nor (y) a corporation, partnership, trust or other entity created or organized in the United States, its territories, possessions or any area subject to its jurisdiction, nor (z) a corporation, partnership, trust or other entity, any of the equity owners of which is described in clause (x) or (y) above and agrees not to sell, hypothecate, pledge or otherwise dispose of any interest in the Securities in the United States, its territories, possessions or any area subject to its jurisdiction, or to any person who is a national thereof or resident therein (including any estate of such person), or any corporation, partnership or other entity created or organized therein, unless such securities have been either registered under the Securities Act, or are exempt from the registration requirements of the Securities Act, in the opinion of the Company's counsel, and Investor has complied with any restrictions on transfer contained in this Agreement.

         3.7 RESTRICTED SECURITIES. Each Investor understands that the Series E Preferred Stock (and any Common Stock issued on conversion thereof) may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Preferred Stock or Common Stock issued on conversion thereof or an available exemption from registration under the Securities Act, the Series E

Preferred Stock (and any Common Stock issued on conversion thereof) must be held indefinitely. In particular, each Investor is aware that the Series E Preferred Stock (and any Common Stock issued on conversion thereof) may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available.

         3.8 CONFIDENTIALITY. Each Investor hereby represents, warrants and covenants that it shall maintain in confidence, and shall not use or disclose without the prior written consent of the Company, any information identified as confidential that is furnished to it by the Company in connection with this Agreement, including (without limitation) all financial statements, budget and other information delivered or provided to such Investor. This obligation of confidentiality shall not apply, however, to any information (i) in the public domain through no unauthorized act or failure to act by Investor, (ii) lawfully disclosed to Investor by a third party who possessed such information without any obligation of confidentiality, (iii) known previously by Investor or lawfully developed by Investor independent of any disclosure by the Company or
(iv) required to be disclosed by law. Investor further covenants that Investor shall return to the Company all tangible materials containing such information upon request by the Company.

         3.9 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Preferred Stock or Common Stock issued on conversion thereof without the consent of the Company, unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and Section 7, provided and to the extent that such sections are applicable, and:

                  (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                  (b) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and, if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, as currently in existence, except in unusual circumstances.

                  (c) Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel or consent of the Company shall be necessary for a transfer by an Investor to an affiliated entity which controls, is controlled by, or under common control with, the Investor, provided that the transferee agrees in writing for the benefit of the Company to be bound by this Section 3 and Section 7.

         3.10 MARKET STAND-OFF AGREEMENT. Each Investor hereby agrees that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to those donees who agree to be similarly bound) of any Preferred Stock or Common Stock issued on conversion thereof during a reasonable and customary period of time, as agreed to by the Company and the underwriters, not to exceed 180 days, following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that:

                  (a) such agreement shall be applicable only to the first such registration statement of the Company which covers shares (or securities) to be sold on its behalf to the public in an underwritten offering; and

                  (b) all officers and directors of the Company, all holders of at least one percent (1%) of the issued and outstanding securities of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Preferred Stock or Common Stock issued on conversion thereof of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such reasonable and customary period.

4.       CONDITIONS OF INVESTORS' OBLIGATIONS AT THE CLOSING.

         The obligations of each Investor under subparagraph 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

         4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

         4.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         4.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to each Investor at the Closing a certificate certifying that the conditions specified in paragraphs 4.1 and 4.2 have been fulfilled.

         4.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors' special counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

         4.5 OPINION OF COMPANY COUNSEL. Each Investor shall have received from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion, dated as of the Closing, in form and substance satisfactory to the Investors.

         4.6 CO-SALE AGREEMENT. The Company and each Investor shall have entered into the Amended and Restated Co-Sale Agreement, the form of which is attached hereto as EXHIBIT C.

         4.7 INVESTORS' RIGHTS AGREEMENT. The Company and each Investor shall have entered into the Amended and Restated Investors' Rights Agreement, the form of which is attached hereto as EXHIBIT D.

         4.8 VOTING AGREEMENT. The Company and each Investor shall have entered into the Amended and Restated Series E Voting Agreement, the form of which is attached hereto as EXHIBIT E.

         4.9 STATE SECURITIES LAWS. The Company shall have obtained all necessary state securities law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series E Preferred Stock and the Common Stock issuable upon conversion of the Series E Preferred Stock.

         4.10 RESTATED CERTIFICATE. The Restated Certificate shall have been filed with the Delaware Secretary of State.

5.       CONDITIONS OF NEW INVESTORS' OBLIGATIONS AT ANY ADDITIONAL CLOSING.

         The obligations of any New Investor under subparagraph 1.1(b) of this Agreement are subject to the fulfillment on or before each Additional Closing of each of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Additional Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

         5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Additional Closing.

         5.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to each Investor at any Additional Closing a certificate certifying that the conditions specified in paragraphs 5.1 and 5.2 have been fulfilled.

         5.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at any Additional Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the New Investors' special counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

         5.5 CO-SALE AGREEMENT. Each New Investor shall have executed signature pages to the Amended and Restated Co-Sale Agreement, the form of which is attached hereto as EXHIBIT C.

         5.6 INVESTORS' RIGHTS AGREEMENT. Each New Investor shall have executed signature pages to the Amended and Restated Investors' Rights Agreement, the form of which is attached hereto as EXHIBIT D.

         5.7 VOTING AGREEMENT. Each New Investor shall have executed signature pages to the Amended and Restated Series E Voting Agreement, the form of which is attached hereto as EXHIBIT E.

         5.8 STATE SECURITIES LAWS. The Company shall have obtained all necessary state securities law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series E Preferred Stock and the Common Stock issuable upon conversion of the Series E Preferred Stock.

6.       CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING AND ANY ADDITIONAL
CLOSING.

         The obligations of the Company to each Investor, or any New Investor, under this Agreement are subject to the fulfillment on or before the Closing, or any Additional Closing, of each of the following conditions by that Investor:

         6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor or any New Investor contained in Section 3 hereof shall be true on and as of the Closing, or any Additional Closing, with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

         6.2 STATE SECURITIES LAWS. The Company shall have obtained all necessary state securities law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series E Preferred Stock and the Common Stock issuable upon conversion of the Series E Preferred Stock.

         6.3 PAYMENT OF PURCHASE PRICE. Each Investor or New Investor, as the case may be, shall have delivered the purchase price specified in Section 1.1.

         6.4 RESTATED CERTIFICATE. The Restated Certificate shall have been filed with the Delaware Secretary of State.

7.       MISCELLANEOUS.

         7.1 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties hereto and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         7.2 SURVIVAL OF WARRANTIES. The warranties, representations, and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

         7.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any Series E Preferred Stock or Common Stock issued upon conversion thereof or upon conversion of Series E Preferred Stock). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         7.4 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         7.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.6 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.7 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified (or upon the date of attempted delivery where delivery is refused) or, if sent by telecopier, telex, telegram, or other facsimile means, upon receipt of appropriate confirmation of receipt, or upon deposit with the United States Postal Service, by registered or certified mail, or next day air courier, with postage and fees prepaid and addressed to the party entitled to such notice at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by 10 days' advance written notice to the other parties to this Agreement.

         7.8 FINDER'S FEES. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for and commission or compensation in the nature of a finder's fee (and the cost and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.

         The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

         7.9 EXPENSES. Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement.

         7.10 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, any Transaction Agreement or any other agreement contemplated hereby, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

         7.11 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series E Preferred Stock purchased pursuant to this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

         7.12 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         7.13 EXCULPATION AMONG INVESTORS. Each Investor acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Series E Preferred Stock or Common Stock issued upon conversion thereof.

         7.14 PUBLICITY. No party hereto shall originate any publicity, news release, or other public announcement, written or oral (a "Release"), relating to this Agreement, or to performance hereunder or the existence of an arrangement between the parties hereto without the prior written approval of each other party hereto, which approval will not be unreasonably withheld or delayed, except where such Release is required by applicable law; provided that in such event the party intending to issue the Release shall consult with the other party or parties with respect to the text thereof and such other party or parties shall be provided with a copy of the Release prior to its release.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:                            DIGIRAD CORPORATION,
                                    a Delaware corporation

                                    By:       /s/ Scott Huennekens
                                       --------------------------------------
                                       Scott Huennekens, President

NEW INVESTORS:                      KINGSBURY CAPITAL PARTNERS, L.P., III

                                    By:      Kingsbury Associates, L.P.,
                                             Its General Counsel


                                    By:      /s/ Timothy J. Wollaeger
                                       --------------------------------------
                                       Timothy J. Wollaeger,
                                       General Partner

                           Address: 3655 Nobel Drive, Suite 490
                                    San Diego, CA  92122


                                    KINGSBURY CAPITAL PARTNERS, L.P., IV

                                    By:      Kingsbury Associates, L.P.,
                                             Its General Counsel


                                    By:      /s/ Timothy J. Wollaeger
                                       --------------------------------------
                                       Timothy J. Wollaeger,
                                       General Partner

                           Address: 3655 Nobel Drive, Suite 490
                                    San Diego, CA  92122

                                    VECTOR LATER-STAGE EQUITY FUND II
                                    (QP), L.P.

                                    By:      Vector Fund Management II, L.L.C.
                                             Its General Partner


                                    By:      /s/ Douglas Reed
                                       --------------------------------------
                                       Douglas Reed, M.D.
                                       Managing Director


                                    VECTOR LATER-STAGE EQUITY FUND II, L.P.

                                    By:      Vector Fund Management, II, L.L.C.
                                             Its General Partner


                                    By:      /s/ Douglas Reed
                                       --------------------------------------
                                       Douglas Reed, M.D.
                                       Managing Director


                           Address: 1751 Lake Cook Road, Suite 350
                                    Deerfield, IL  60015


                                    OCEAN AVENUE INVESTORS, LLC -
                                    ANACAPA FUND

                                    By:      /s/ Michael Browne
                                       --------------------------------------
                                       Michael Browne
                                       Manager

                           Address: 100 Wilshire Boulevard, Suite 1850
                                    Santa Monica, CA  90401

                                    HEALTH CARE INDEMNITY, INC.


                                    By:      Columbia/HCA Healthcare Corporation
                                    Its:     Investment Advisor

                                    By:      /s/ James Glasscock
                                       --------------------------------------
                                       James T. Glasscock
                                       Vice-President, Investments

                           Address: One Park Plaza
                                    Post Office Box 550
                                    Nashville, TN  37202-0550



                                    AUREUS DIGIRAD, LLC



                                    By:      /s/ Robert M. Averick
                                       --------------------------------------
                                    Its:     Member
                                       --------------------------------------
                                    Name:    Robert M. Averick
                                          -----------------------------------

                           Address: 100 First Stamford Place
                                    Stamford, CT 06902



                                    MERRILL LYNCH VENTURES, LLC



                                    By:      /s/ Edward J. Higgins
                                       --------------------------------------
                                       Edward J. Higgins
                                       Vice President


                           Address: 2 World Financial Center, 23rd Floor
                                    New York, NY 10281
                                    Attn: Robert F. Tully

                                    MID CAROLINA CARDIOLOGY, PA



                                    By:      /s/ Stephen A. McAdams, M.D.
                                       --------------------------------------
                                    Its:     Chief Executive Officer
                                       --------------------------------------
                                    Name:    Stephen A. McAdams, M.D.
                                         ------------------------------------

                           Address: 1718 East 4th Street, Suite 901
                                    Charlotte, NC  28277
                                    Attn: Stephen A. McAdams


                                    STEPHEN ALAN MCADAMS AND LOU ANN
                                    MCADAMS, AS JOINT TENANTS



                                    By:      /s/ Stephen Alan McAdams
                                       --------------------------------------
                                       Stephen Alan McAdams

                                    By:      /s/ Lou Ann McAdams
                                       --------------------------------------
                                       Lou Ann McAdams

                           Address: 4901 Old Course Drive
                                    Charlotte, NC  28277

                                    AKINYELE ALUKO, M.D.



                                             /s/ Akinyele Aluko
                                       --------------------------------------
                                       Akinyele Aluko, M.D.

                           Address: 5725 Laurium Road
                                    Charlotte, NC  28226



                                    JEROME WILLIAMS, JR., M.D.



                                             /s/ Jerome Williams, Jr.
                                       --------------------------------------
                                       Jerome Williams, Jr., M.D.

                           Address: 4534 Rosecliff Drive
                                    Charlotte, NC  28277



                                    HARVEY FAMILY LLC



                                    By:      /s/ John Harvey
                                       --------------------------------------
                                       John Harvey
                                       Manager

                           Address: 2305 NW Grand Boulevard
                                    Oklahoma City, OK  73116



                                    GFP DIGIRAD

                                    By:      /s/ Bruce Genoelman
                                       --------------------------------------
                                    Its:     Managing Member
                                       --------------------------------------
                                    Name:    Bruce Genoelman
                                         ------------------------------------

                           Address: 4000 West Brown Deer Road
                                    Milwaukee, WI  53209-1221

                                    DWAYNE A. SCHMIDT



                                             /s/ Dwayne A. Schmidt
                                       --------------------------------------
                                       Dwayne A. Schmidt

                           Address: 327 Northwest 14th Street
                                    Oklahoma City, OK  73103



                                    RICHARD N. LINDER AND JUDY F. LINDER


                                             /s/ Richard N. Linder
                                       --------------------------------------
                                       Richard N. Linder



                                             /s/ Judy F. Linder
                                       --------------------------------------
                                       Judy F. Linder

                           Address: 805 Polo Run
                                    Collierville, TN  38017

                                    FISK VENTURES LLC



                                    By:             /s/ illegible
                                       --------------------------------------
                                    Its:            Manager
                                       --------------------------------------

                           Address: 4041 North Main Street
                                    Post Office Box 1919
                                    Racine, Wisconsin 53401-1919



                                    INGLEWOOD VENTURES, LP



                                    By:      /s/ illegible
                                       --------------------------------------
                                    Its:     Member
                                       --------------------------------------

                           Address: 12526 High Bluff Drive, Suite 300
                                    San Diego, CA  92130

                                    THE UNIVERSITY OF NORTH CAROLINA AT
                                    CHAPEL HILL FOUNDATION INVESTMENT
                                    FUND, INC.



                                    By:      /s/ Mark W. Yusko
                                       --------------------------------------
                                             Mark W. Yusko

                                    Its:     Assistant Treasurer
                                       --------------------------------------

                           Address: 308 West Rosemary Street, Suite 203
                                    Chapel Hill, NC  27516

                                    PALIVACINNI PARTNERS, LLC


                                    By:      /s/ Peter K. Shagory
                                       --------------------------------------
                                             Peter K. Shagory

                                    Its:     Manager
                                       --------------------------------------

                           Address: 1751 Lake Cook Road, Suite 350
                                    Deerfield, IL  60015

                                   SCHEDULE 1

                              SCHEDULE OF INVESTORS

                        FIRST CLOSING - NOVEMBER 10, 2000

               INVESTOR                         SHARES TO BE PURCHASED                  PURCHASE PRICE
               --------                         ----------------------                  --------------
Kingsbury Capital Partners, L.P., III                   98,814                            $299,999.31

Kingsbury Capital Partners, L.P., IV                   230,566                            $699,998.38

Vector Later-Stage Equity Fund II                      123,517                            $374,997.61
(QP), L.P.

Vector Later-Stage Equity Fund II, L.P.                 41,172                            $124,998.19

Ocean Avenue Investors, LLC                            164,690                            $499,998.84
- Anacapa Fund I

Merrill Lynch Ventures, LLC                          1,317,523                          $3,999,999.82

Health Care Indemnity, Inc.                            329,380                            $999,997.68

Aureus Digirad, LLC                                    658,761                          $1,999,998.40

Mid Carolina Cardiology, PA                             32,938                             $99,999.77

Stephen Alan McAdams and Lou Ann                         8,234                             $24,998.42
McAdams, as Joint Tenants                            ---------                         --------------

                TOTALS                               3,005,595                          $9,124,986.42
                                                     =========                         ==============


                                   SCHEDULE 1

                                   SCHEDULE 2

                              SCHEDULE OF INVESTORS

                        SECOND CLOSING - DECEMBER 8, 2000

               INVESTOR                         SHARES TO BE PURCHASED                        PURCHASE PRICE
               --------                         ----------------------                        --------------
Akinyele Aluko, M.D.                                       8,234                                 $24,998.42
Harvey Family LLC                                         65,876                                $199,999.54
GFP Digirad                                               83,992                                $254,999.71
Jerome Williams, Jr., M.D.                                 6,587                                 $19,998.13
Dwayne A. Schmidt                                          8,234                                 $24,998.42
Richard N. and Judy F. Linder                              8,234                                 $24,998.42
                                                        --------                               ------------
                TOTALS                                   181,157                                $549,992.64
                                                        ========                               ============


                                   SCHEDULE 2

                                   SCHEDULE 3

                              SCHEDULE OF INVESTORS

                        THIRD CLOSING - JANUARY 19, 2001

               INVESTOR                         SHARES TO BE PURCHASED                   PURCHASE PRICE
               --------                         ----------------------                   --------------
Fisk Ventures LLC                                   164,690                                $499,998.84
IngleWood Ventures, LP                              329,380                                $999,997.68
The University of North Carolina at                 164,690                                $499,998.84
Chapel Hill Foundation Investment
Fund, Inc.
Palivacinni Partners, LLC                            24,703                                 $74,998.31
                                                   --------                               ------------
         TOTAL:                                     683,463                              $2,074,993.67
                                                   ========                               ============

                                   SCHEDULE 3

                                    EXHIBIT A

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               DIGIRAD CORPORATION

         Digirad Corporation, a corporation organized and existing under the laws of the state of Delaware, hereby certifies as follows:

         1. The name of the corporation is Digirad Corporation. The date the Corporation filed its original Certificate of Incorporation with the Secretary of State was January 2, 1997.

         2. This Amended and Restated Certificate of Incorporation restates and amends the provisions of the original Certificate of Incorporation of this Corporation as heretofore in effect and was duly adopted by the Corporation's Board of Directors in accordance with Sections 241 and 245 of the General Corporation Law of the State of Delaware.

         3. The text of the Certificate of Incorporation is hereby amended and restated to read as herein set forth in full:


                                    ARTICLE I

         The name of the Corporation (hereinafter called "Corporation") is Digirad Corporation.

                                   ARTICLE II

         The address of the registered office of the Corporation in the State of Delaware is 30 Old Rudnick Lane, City of Dover, County of Kent 19901, and the name of the registered agent of the Corporation in the State of Delaware at such address is CorpAmerica, Inc.

                                   ARTICLE III

         The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

         A. CLASSES OF STOCK. This Corporation is authorized to issue two (2) classes of shares, to be designated "Common" and "Preferred" and referred to herein as the "Common Stock" or the "Preferred Stock" respectively. The total number of shares of Common Stock the Corporation is authorized to issue is Thirty-Six Million Four Hundred Thirty-Eight Thousand Seven Hundred Twenty-Nine (36,438,729). The par value is $0.001 per share. The total number of shares of Preferred Stock the Corporation is authorized to issue is Twenty-Seven Million One

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Hundred Twenty-Nine Thousand Five Hundred Sixty-Eight (27,129,568). The par
value is $0.001 per share.

         The Board of Directors of the Corporation may divide the Preferred Stock into any number of series. The Board of Directors shall fix the designation and number of shares of each such series. The Board of Directors may determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of the Preferred Stock. The Board of Directors (within the limits and restrictions of any resolution adopted by it, originally fixing the number of shares of any series) may increase or decrease the number of shares of any such series after the issue of shares of that series, but not below the number of then outstanding shares of such series.

         B. Rights, Preferences, Privileges and Restrictions of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

         1. Designation of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                           Two Million Two Hundred Fifty Thousand (2,250,000)
shares of Preferred Stock are designated Series A Preferred Stock (the "Series A Preferred Stock") with the rights, preferences and privileges specified herein. Two Million Two Hundred Eighty-One Thousand (2,281,000) shares of Preferred Stock are designated Series B Preferred Stock (the "Series B Preferred Stock") with the rights, preferences and privileges specified herein. Four Million Eight Hundred Thousand (4,800,000) shares of Preferred Stock are designated Series C Preferred Stock (the "Series C Preferred Stock") with the rights, preferences and privileges specified herein. Eight million six hundred sixty-eight thousand one hundred forty (8,668,140) shares of Preferred Stock are designated Series D Preferred Stock (the "Series D Preferred Stock"). Nine Million One Hundred Thirty Thousand Four Hundred Twenty-Eight (9,130,428) shares of Preferred Stock are designated Series E Preferred Stock (the "Series E Preferred Stock"). As used in this Article IV, Division B, the term "Preferred Stock" shall refer to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                  2.       DIVIDEND PROVISIONS.

                           The holders of shares of Preferred Stock shall be
entitled to receive non-cumulative dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock of this Corporation) on the Common Stock or any other junior equity security of this Corporation, at the rate of $.10 per share of Series A Preferred Stock, $.11 per share of Series B Preferred Stock, $.125 per share of Series C Preferred Stock, $.23073 per share of Series D Preferred Stock and $.3036 per share of Series E Preferred Stock per annum plus an amount equal to that paid on outstanding shares of Common Stock of this Corporation, whenever funds are legally available therefor, payable quarterly when, as and if declared by the Board of Directors and shall be non-cumulative. Dividends, if declared, must be declared and paid with respect to all series of

                                       2

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Preferred Stock contemporaneously, and if less than full dividends are declared, the same percentage of the dividend rate will be payable to each series of Preferred Stock.

                  3.       LIQUIDATION PREFERENCE.

                           (a)      In the event of any liquidation,
dissolution or winding up of this Corporation, either voluntary or involuntary, the holders of Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Corporation to the holders of Common Stock or any other junior equity security by reason of their ownership thereof an amount for each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, respectively, held by such holder equal to the sum of (i) $1.00 for each such outstanding share of Series A Preferred Stock (the "Original Series A Issue Price"), (ii) $1.10 for each such outstanding share of Series B Preferred Stock (the "Original Series B Issue Price"), (iii) $1.25 for each such outstanding share of Series C Preferred Stock (the "Original Series C Issue Price"), (iv) $2.3073 for each outstanding share of Series D Preferred Stock (the "Original Series D Issue Price"), (v) $3.036 for each outstanding share of Series E Preferred Stock (the "Original Series E Issue Price") and (vi) in each case, an amount equal to all declared but unpaid dividends on each such share. If upon the occurrence of such an event the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution shall be distributed, ratably among the holders of the Preferred Stock in proportion to the product of the liquidation preference of each such share and the number of such shares owned by each such holder.

                           (b)      Upon the completion of the distribution
required by subsection 3(a) above, if assets remain in the Corporation, the holders of the Common Stock shall receive an amount equal to $.21 per share (adjusted to reflect any subsequent stock splits, stock dividends, or other recapitalizations) for each share of Common Stock held by them. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Common Stock shall be insufficient to permit payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of this Corporation legally available for distribution (after giving effect to the distribution referred to in Section 3(a) hereof) shall be distributed ratably among the holders of the Common Stock in proportion to the amount of such stock owned by each such holder.

                           (c)      After the distributions described in
subsections 3(a) and (b) have been paid, the remaining assets of this Corporation available for distribution to stockholders shall be distributed among the holders of Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Preferred Stock).

                  4.       REDEMPTION.

                           (a)      The outstanding Preferred Stock shall be
redeemable as provided in this Section 4. The Series A Redemption Price shall be the total amount equal to $1.00 per share of Series A Preferred Stock to be redeemed together with any declared but unpaid

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dividends on such shares to the Redemption Date (as such term is hereinafter defined). The Series B Redemption Price shall be the total amount equal to $1.10 per share of Series B Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date. The Series C Redemption Price shall be the total amount equal to $1.25 per share of Series C Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date. The Series D Redemption Price shall be the total amount equal to $2.3073 per share of Series D Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date. The Series E Redemption Price shall be the total amount equal to $3.036 per share of Series E Preferred Stock to be redeemed together with any declared but unpaid dividends on such shares to the Redemption Date.

                           (b)      On or at any time after July 31, 2004,
upon the receipt by this Corporation from the holders of at least 66-2/3% of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class, of a written request for redemption hereunder of their respective shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (the "Redemption Request"), this Corporation shall, from any source of funds legally available therefor, redeem all of the shares of Preferred Stock by paying in cash therefor a sum equal to the Series A Redemption Price, the Series B Redemption Price, the Series C Redemption Price, the Series D Redemption Price and the Series E Redemption Price, respectively.

                           (c)      (i)     At least 15, but no more than 30,
days prior to the date fixed for any redemption of the Preferred Stock (the "Redemption Date"), which Redemption Date shall be no later than 45 days following the Corporation's receipt of the Redemption Request, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock to be redeemed at the address last shown on the records of this Corporation for such holder or given by the holder to this Corporation for the purpose of notice or if no such address appears or is given, at the place where the principal executive office of this Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Series A Redemption Price, the Series B Redemption Price, the Series C Redemption Price, the Series D Redemption Price or the Series E Redemption Price as the case may be, the place at which payment may be obtained and the date on which such holder's Conversion Rights (as hereinafter defined) as to such shares, terminating and calling upon such holder to surrender to this Corporation, in the manner and at the place designated, such holder's certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 4(c)(iii), on or after the Redemption Date, each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock to be redeemed shall surrender to this Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, the Series D Redemption Price or the Series E Redemption Price, as the case may be, of such shares shall be payable, to the order of the person whose name appears on such certificate

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or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                                    (ii)    If the funds of the Corporation
legally available for redemption of outstanding shares of Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of (A) first, such shares of Series B, Series C, Series D and Series E Preferred Stock to be redeemed, and (B) second, such shares of Series A Preferred Stock to be redeemed. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of this Corporation are legally available for the redemption of shares of Preferred Stock, such funds shall immediately be used to redeem the balance of the shares which this Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

                                    (iii)   From and after the Redemption Date,
unless there shall have been a default in payment of the applicable Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price or the Series E Redemption Price, all rights of the holders of such shares as holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (except the right to receive the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price or the Series E Redemption Price, without interest, upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this Corporation or be deemed to be outstanding for any purpose whatsoever.

                                    (iv)    At least three days prior to the
Redemption Date, this Corporation shall deposit the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price and Series E Redemption Price of all outstanding shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, designated for redemption in the Redemption Notice, and not yet redeemed or converted, with a bank or trust company having aggregate capital and surplus in excess of $50,000,000, as a trust fund for the benefit of the holders of the shares designated for redemption and not yet redeemed. Simultaneously, this Corporation shall deposit irrevocable instructions and authority to such bank or trust company to pay, on and after the Redemption Date or prior thereto, the Series A Redemption Price, Series B Redemption Price, Series C Redemption Price, Series D Redemption Price and Series E Redemption Price, as the case may be, to the holders thereof upon surrender of their certificates. Any monies deposited by this Corporation pursuant to this subsection 4(c)(iv) for the redemption of shares which are thereafter converted into shares of Common Stock pursuant to Section 5 hereof no later than the close of business on the Redemption Date shall be returned to this Corporation forthwith upon such conversion. The balance of any monies deposited by this Corporation pursuant to this subsection 4(c)(iv) remaining unclaimed at the expiration of two years following the Redemption Date shall thereafter be returned to this Corporation, provided that the stockholder to which such monies would be payable hereunder shall be entitled, upon proof of its ownership of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock,

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Series D Preferred Stock or Series E Preferred Stock, as the case may be, and payment of any bond requested by this Corporation, to receive such monies but without interest from the Redemption Date.

         5. CONVERSION. The holders of Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                           (a)      RIGHT TO CONVERT.

                                    (i)     Subject to subsection 5(c), each
outstanding share of Preferred Stock shall be convertible, at the option of the holder thereof at any time after the date of issuance of such share (and on or prior to the fifth day prior to the Redemption Date, if any, as may have been fixed in any Redemption Notice), at the office of this Corporation or any transfer agent for such series of Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price, the Original Series B Issue Price, the Original Series C Issue Price, the Original Series D Issue Price and the Original Series E Issue Price, respectively, by the Conversion Price at the time in effect for such series or shares of such series. The initial Conversion Price per share for shares of Preferred Stock shall be the Original Series A Issue Price, the Original Series B Issue Price, the Original Series C Issue Price, the Original Series D Issue Price and the Original Series E Issue Price, respectively, provided, however, that the Conversion Prices for the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock shall be subject to adjustment as set forth in subsection 5(c).

                                    (ii)    Each outstanding share of Preferred
Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such shares immediately upon:

                                            (A)      the closing of this
Corporation's sale of its Common Stock in a bona fide, firm commitment underwritten public offering registered under the Securities Act of 1933, as amended (the "Securities Act"), which results in aggregate gross offering proceeds to this Corporation of at least $15,000,000, at a public offering price of not less than $7.50 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations) (a "Qualifying Public Offering"); or

                                            (B)        the approval of (i)
holders of at least 75% of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class and (ii) holders of not less than 60% of the Series D Preferred Stock voting as a class.

                           (b)      MECHANICS OF CONVERSION.  Before any holder
of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for such stock, and shall be given written notice by mail postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such

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office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of such series of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering shares of such series of Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of shares of such series of Preferred Stock shall not be deemed to have converted such shares of such series of Preferred Stock until immediately prior to the closing of such sale of securities.

                           (c)      CONVERSION PRICE ADJUSTMENTS OF THE
PREFERRED STOCK. The Conversion Prices of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be subject to adjustment from time to time as follows:

                                    (i)     (A)      If this Corporation shall
issue any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the new Conversion Price for such shares of such series of Preferred Stock shall be determined by multiplying the Conversion Price for such series of Preferred Stock in effect immediately prior to the issuance of Additional Stock by a fraction:

                                                     (x)      the numerator of
         which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (for purposes of this calculation only, including the number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Preferred Stock at the Conversion Price for such shares in effect immediately prior to such issuance of Additional Stock) plus the number of shares of Common Stock equivalents which the aggregate consideration received by this Corporation for the shares of such Additional Stock so issued would purchase at the Conversion Price in effect at the time for the shares of the series of Preferred Stock with respect to which the adjustment is being made; and

                                                     (y)      the denominator
         of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (for purposes of this calculation only, including the number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Preferred Stock at the Conversion Price for such shares in effect immediately prior to such issuance of Additional Stock) plus the number of such shares of Additional Stock so issued.

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                  Any series of issuances of Additional Stock consisting of
Common Stock or the same series of Preferred Stock, issued at the same price and within a six-month period, shall be treated as one issuance of Additional Stock for the purposes of this calculation.

                                            (B)      No adjustment of the
Conversion Price for such series of Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections 5(c)(i)(E)(3) and (c)(i)(E)(4), no adjustment of such Conversion Price for such series of Preferred Stock pursuant to this subsection 5(c)(i) shall have the effect of increasing the Conversion Price for such series of Preferred Stock above the Conversion Price for such series in effect immediately prior to such adjustment.

                                            (C)      In the case of the issuance
of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                                            (D)      In the case of the issuance
of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                                            (E)      In the case of the issuance
of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (which are not excluded from the definition of Additional Stock), the following provisions shall apply:

                                                     (1)      The aggregate
maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 5(c)(i)(C) and (c)(i)(D)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

                                                     (2)      The aggregate
maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by this Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 5(c)(i)(C) and (c)(i)(D)).

                                                     (3)      In the event of
any change in the number of shares of Common Stock deliverable or any increase in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities, and any subsequent adjustments based thereon shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities; provided, however, that this section shall not have any effect on any conversion of such series of Preferred Stock prior to such change or increase.

                                                     (4)      Upon the
expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities, and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities; provided, however, that this section shall not have any effect on any conversion of such series of Preferred Stock prior to such expiration or termination.

                                    (ii)    "Additional Stock" shall mean any
shares of Common Stock issued (or deemed to have been issued pursuant to subsection 5(c)(i)(E)) by this Corporation after June 22, 1998, other than:

                                            (A)      Common Stock issued
pursuant to a transaction described in subsection 5(c)(iii) hereof, or

                                            (B)      5,454,860 shares of Common
Stock, net of repurchases and the cancellation or expiration of options, issued or issuable to employees, directors, consultants or advisors of this Corporation under stock option and restricted stock purchase agreements approved by the Board of Directors commencing as of May 1994, and such other number of shares of Common Stock as may be fixed from time to time by the Board of Directors and approved by a majority of then outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class, issued or issuable to employees, directors, consultants or advisors of this Corporation under stock option and restricted stock purchase agreements approved by the Board of Directors, or

                                            (C)      Common Stock issued or
issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                                    (iii)   In the event this Corporation
should at any time or from time to time after the effective date hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of outstanding shares determined in accordance with subsection 5(c)(i)(E).

                                    (iv)    If the number of shares of Common
Stock outstanding at any time after the effective date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

                           (d)      OTHER DISTRIBUTIONS.  In the event this
Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 5(c)(iii), then, in each such case for the purpose of this subsection 5(d), the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this Corporation into which their shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution.

                           (e)      RECAPITALIZATIONS.  If at any time or from
time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 5 or Section 6) provision shall be made so that the holders of Series A Preferred Stock, Series B Preferred Stock, Series C

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Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, shall thereafter be entitled to receive upon conversion of such series of Preferred Stock the number of shares of stock or other securities or property of this Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, after the recapitalization to the end that the provisions of this Section 5 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such series of Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

                           (f)      NO IMPAIRMENT.  This Corporation will
not, by amendment of its Certificate of Incorporation or through any reorganization, revitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock against impairment.

                           (g)      FRACTIONAL SHARES AND CERTIFICATE AS TO
ADJUSTMENTS.

                                    (i)     No fractional shares shall be
issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of such series of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                                    (ii)    Upon the occurrence of each
adjustment or, readjustment of the Conversion Price of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, pursuant to this Section 5, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, or instrument convertible into shares of any such series of Preferred Stock, as the case may be, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such series of Preferred Stock.

                           (h)      NOTICES OF RECORD DATE.  In the event of
any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock at least 20 days prior to the date specified therein, a notice specifying the date on which by such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right.

                           (i)      RESERVATION OF COMMON STOCK ISSUABLE UPON
CONVERSION. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all authorized shares of such series of Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then authorized shares of such series of Preferred Stock, in addition to such other remedies as shall be available to the holders of such series of Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                           (j)      NOTICES.  Any notice required by the
provisions of this Section 5 to be given to the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be deemed given if deposited in the United States postage prepaid, and addressed to each holder of record at such holder's address appearing on the books of this Corporation.

                  6.       MERGER; CONSOLIDATION.

                           (a)      If at any time after the effective date
hereof there is a merger, consolidation or other corporate reorganization in which stockholders of this Corporation immediately prior to such transaction own less than 50% of the voting securities of the surviving or controlling entity immediately after the transaction, or sale of all or substantially all of the assets of this Corporation (hereinafter, an "Acquisition"), then, as a part of such Acquisition, provision shall be made so that the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and Series E Preferred Stock shall be entitled to receive, prior to any distribution to holders of Common Stock or other junior equity security of the Corporation, the number of shares of stock or other securities or property to be issued to this Corporation or its stockholders resulting from such Acquisition in an amount per share equal to the Original Series A Issue Price, Original Series B Issue Price, Original Series C Issue Price, Original Series D Issue Price and Original Series E Issue Price, as applicable, plus a further amount equal to any dividends declared but unpaid on such shares. Subject to the following sentence, the holders of Common Stock shall thereafter be entitled to receive, pro rata, the remainder of the number of shares of stock or other securities or property to be issued to this Corporation or its stockholders resulting from such Acquisition. Notwithstanding anything to the contrary in this Section 6, in the event the aggregate value of stock, securities and other property to be distributed to this Corporation or its stockholders with respect to an Acquisition is less than $5.25 per share (such dollar amount to be appropriately adjusted to reflect any subsequent stock splits, stock dividends or other recapitalizations) of Common Stock outstanding (for purpose of this calculation only, including in the number of shares of Common Stock outstanding the number of shares of Common Stock then issuable upon conversion of all outstanding Preferred Stock), then the stock, securities or other property shall be distributed among the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the Series D Preferred Stock, Series E Preferred Stock and the Common Stock according to the provisions of Section 3 hereof as if such Acquisition were deemed a liquidation.

                           (b)      Any securities to be delivered to the
holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the Series D Preferred Stock, Series E Preferred Stock and Common Stock pursuant to subsection 6(a) above shall be valued as follows:

                                    (i)     Securities not subject to investment
letter or other similar restrictions on free marketability;

                                            (A)      If traded on a securities
exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three days prior to the closing;

                                            (B)      If actively traded
over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three days prior to the closing; and

                                            (C)      If there is no active
public market, the value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of not less than a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the Series D Preferred Stock and Series E Preferred Stock.

                                    (ii)    The method of valuation of
securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in subsections 6(b)(i)(A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by this Corporation and the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class.

                           (c)      In the event the requirements of
subsection 6(a) are not complied with, this Corporation shall forthwith either:

                                    (i)     cause such closing to be postponed
until such time as the requirements of this Section 6 have been complied with, or

                                    (ii)    cancel such transaction, in which
event the rights, preferences and privileges of the holders of the Series A Preferred Stock, Series B Preferred

Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 6(d) hereof.

                           (d)      This Corporation shall give each holder of
record of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock written notice of such impending transaction not later than 20 days prior to the stockholders' meeting called to approve such action, or 20 days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 6, and this Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place earlier than 20 days after the Corporation has given the first notice provided for herein or earlier than 10 days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of a majority of the then outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock voting as a class.

                           (e)      The provisions of this Section 6 are in
addition to the protective provisions of Section 8 hereof.

                  7.       VOTING RIGHTS; DIRECTORS.

                           (a)      The holder of each outstanding share of
Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall have the right to one vote for each share of Common Stock into which such outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock could be converted on the record date for the vote or written consent of stockholders. In all cases any fractional share, determined on an aggregate conversion basis, shall be rounded to the nearest whole share. With respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof to notice of any stockholders' meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

                           (b)      Notwithstanding subsection 7(a), (i) so
long as at least fifty percent (50%) of the shares of Series A Preferred Stock and Series B Preferred Stock originally issued remain issued and outstanding, the holders of Series A Preferred Stock and Series B Preferred Stock, voting together as a separate class, shall be entitled to elect one member of the Board of Directors, (ii) so long as at least fifty percent (50%) of the shares of Series C Preferred Stock originally issued remain issued and outstanding, the holders of Series C Preferred Stock, voting as a separate class, shall be entitled to elect one member of the Board of Directors, (iii) so long as at least fifty percent (50%) of the shares of Series D Preferred Stock originally issued remain issued and outstanding, the holders of Series D Preferred Stock, voting as a separate class, shall be entitled to elect one member of the Board of Directors and (iv) so long as at least fifty percent

(50%) of the shares of Series E Preferred Stock originally issued remain issued and outstanding, the holders of Series E Preferred Stock, voting as a separate class, shall be entitled to elect one member of the Board of Directors. Any additional directors shall be elected by the holders of Preferred Stock and Common Stock, voting together as a single class.

                  A vacancy in any directorship elected by the holders of Series A Preferred Stock and Series B Preferred Stock shall be filled only by vote of the holders of Series A Preferred Stock and Series B Preferred Stock, voting together as a separate class; a vacancy in any directorship elected by the holders of Series C Preferred Stock shall be filled only by vote of the holders of Series C Preferred Stock; a vacancy in any directorship elected by the holders of Series D Preferred Stock shall be filled only by a vote of the holders of Series D Preferred Stock; and a vacancy in any directorship elected by the holders of Series E Preferred Stock shall be filled only by a vote of the holders of Series E Preferred Stock. Any vacancy in any other directorship shall be elected by the holders of Preferred Stock and Common Stock, voting together as one class.

                  This subsection 7(b) shall be void and of no further effect thereafter upon the occurrence of either of the following events:

                                    (i)     the closing of a Qualifying Public
Offering;

                                    (ii)    upon the distribution to the
stockholders pursuant to Section 3 or Section 6 hereof of the net proceeds of the sale of all or substantially all the assets of the Corporation.

                  8.       PROTECTIVE PROVISIONS.

                           (a)      In addition to any approvals required by
law, so long as shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding voting power of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (voting, as one class, in accordance with Section 7):

                                    (i)     sell, convey, or otherwise dispose
of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) in which this Corporation is not the surviving corporation or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is disposed of, provided, however, that this restriction shall not apply to any mortgage, deed of trust, pledge or other encumbrance or hypothecation of the Corporation's or any of its subsidiaries' assets for the purpose of securing any contract or obligation; or

                                    (ii)    alter or change the rights,
preferences, privileges or restrictions of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock; or

                                    (iii)   increase the authorized number of
shares of Common Stock or Preferred Stock; or

                                    (iv)    create (by reclassification or
otherwise) any new class or series of stock having a preference over, or being on a parity with, the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock with respect to voting, dividends, redemption or conversion or upon liquidation; or

                                    (v)     pay or declare any dividend on its
Common Stock or any other junior equity security other than a dividend in Common Stock of this Corporation; or

                                    (vi)    change the authorized number of
directors; or

                                    (vii)   do any act or thing which would
result in taxation of the holders of shares of Preferred Stock under section 305(b) of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

                           (b)      In addition to any approvals required by
law, so long as shares of Series C Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding voting power of Series C Preferred Stock, voting as a single class:

                                    (i)     alter or change the rights,
preferences, privileges or restrictions of the shares of Series C Preferred Stock; or

                                    (ii)    create (by reclassification or
otherwise) any new class or series of stock having a preference over, or being on a parity with, the Series C Preferred Stock with respect to voting, dividends, redemption or conversion or upon liquidation.

                           (c)      In addition to any approvals required by
law, so long as shares of Series D Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding voting power of Series D Preferred Stock, voting as a single class:

                                    (i)     sell, convey, or otherwise dispose
of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) in which this Corporation is not the surviving corporation or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is disposed of, provided, however, that this restriction shall not apply to any mortgage, deed of trust, pledge or other encumbrance or hypothecation of the Corporation's or any of its subsidiaries' assets for the purpose of securing any contract or obligation; or

                                    (ii)    alter or change the rights,
preferences, privileges or restrictions of the shares of Series D Preferred Stock; or

                                    (iii)   increase the authorized number of
shares of Series D Preferred Stock;
or

                                    (iv)    increase the authorized number of
directors; or

                                    (v)     create (by reclassification or
otherwise) any new class or series of stock having a preference over, or being on a parity with, the Series D Preferred Stock with respect to voting, dividends, redemption or conversion or upon liquidation.

                           (d)      In addition to any approvals required by
law, so long as shares of Series E Preferred Stock are outstanding, this Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least sixty-six percent (66%) of the then outstanding voting power of Series E Preferred Stock, voting as a single class:

                                    (i)  materially or adversely alter or
change the rights, preferences or privileges of the shares of Series E Preferred Stock as a separate series in a manner that is dissimilar and disproportionate relative to the manner in which the rights, preferences or privileges of the other series of Preferred Stock are altered, or

                                    (ii)  increase the authorized number of
shares of Series E Preferred Stock.

         9. STATUS OF REDEEMED OR CONVERTED STOCK. In the event any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock shall be redeemed or converted pursuant to Section 4 or 5 hereof the shares so redeemed or converted shall be cancelled and shall not be issuable by this Corporation, and the Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in this Corporation's authorized capital stock.

         10. REPURCHASE OF SHARES. In connection with repurchases by this Corporation of its Common Stock pursuant to agreements with certain of the holders thereof approved by this Corporation's Board of Directors, each holder of Preferred Stock shall be deemed to have waived the application, in whole or in part, of any provisions of the Delaware General Corporation Law or any applicable law of any other state which might limit or prevent or prohibit such repurchases.

         C.       COMMON STOCK.

                  1. RELATIVE RIGHTS OF PREFERRED STOCK AND COMMON STOCK. All rights preferences, voting powers, relative, participating optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

                  2. VOTING RIGHTS. Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

                  3. DIVIDENDS. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

                  4. DISSOLUTION, LIQUIDATION OR WINDING UP. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled to participate in any distribution of the assets of the Corporation in accordance with Section 3 of Article IV, Division B hereof.

                  5. NO PREEMPTIVE RIGHTS. The holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Common Stock shall not have any preemptive rights. The foregoing shall not, however, prohibit the Corporation from granting contractual rights of first refusal to purchase securities to holders of Preferred Stock.

                                    ARTICLE V

         In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

         A. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the bylaws of the Corporation; provided, however, that the bylaws may only be amended in accordance with the provisions thereof and, provided further that, the authorized number of directors may be changed only with the approval of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (voting as one class) in accordance with Section 7 of Article IV Division B.

         B. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

         C. The books of the Corporation may be kept at such place within or without the State of Delaware as the bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

                                   ARTICLE VI

         A.       EXCULPATION.

                  1. CALIFORNIA. The liability of each and every director of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                  2. DELAWARE. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the Corporation's stockholders, further reductions in the liability of the Corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

                  3. CONSISTENCY. In the event of any inconsistency between Sections 1 and 2 of this Division A, the controlling Section, as to any particular issue with regard to any particular matter, shall be the one which provides to the director in question the greatest protection from liability.

         B.       INDEMNIFICATION.

                  1. CALIFORNIA. This Corporation is authorized to indemnify the directors and officers of this Corporation to the fullest extent permissible under California law. Moreover, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 317 of the California Corporations Code, subject only to applicable limits set forth in Section 204 of the California Corporations Code, with respect to actions for breach of duty to the Corporation and its stockholders.

                  2. DELAWARE. To the extent permitted by applicable law, this Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others.

                  3. CONSISTENCY. In the event of any inconsistency between Sections 1 and 2 of this Division B, the controlling Section, as to any particular issue with regard to any particular matter, shall be the one which authorizes for the benefit of the agent or other person in question the provision of the fullest, promptest, most certain or otherwise most favorable indemnification and/or advancement.

         C. EFFECT OF REPEAL OR MODIFICATION. Any repeal or modification of any of the foregoing provisions of this Article VI shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                   ARTICLE VII

         The Corporation shall have perpetual existence.

                                  ARTICLE VIII

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed as of this ____ day of November 2000.

                                       DIGIRAD CORPORATION



                                       By:
                                          --------------------------------------
                                                 Scott Huennekens, President

                             [SIGNATURE PAGE TO
             AMENDED AND RESTATED CERTIFICATE OF INCORPORATION]

                                   EXHIBIT B

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT B

                             SCHEDULE OF EXCEPTIONS

         THIS SCHEDULE OF EXCEPTIONS IS MADE AND GIVEN WITH RESPECT TO SECTION 2 OF THE FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT, DATED AS OF NOVEMBER 10, 2000, BY AND AMONG DIGIRAD CORPORATION, A DELAWARE CORPORATION (THE "COMPANY"), AND THE INVESTORS LISTED ON SCHEDULE 1 ATTACHED THERETO (THE "PURCHASE AGREEMENT"). ALTHOUGH THE SECTION NUMBERS SET FORTH BELOW CORRESPOND TO THE SECTION NUMBERS IN THE PURCHASE AGREEMENT, ANY INFORMATION DISCLOSED HEREIN UNDER ANY SECTION NUMBER SHALL BE DEEMED TO BE DISCLOSED AND INCORPORATED INTO ANY OTHER SECTION NUMBER UNDER THE PURCHASE AGREEMENT WHERE SUCH DISCLOSURES WOULD BE APPROPRIATE. WHERE THE TERMS OF A LEASE, CONTRACT OR OTHER DISCLOSURE ITEM HAVE BEEN SUMMARIZED OR DESCRIBED IN THIS SCHEDULE, SUCH SUMMARY OR DESCRIPTION DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE MATERIAL TERMS OF SUCH LEASE, CONTRACT OR OTHER ITEM. UNLESS THE CONTEXT OTHERWISE REQUIRES, ALL CAPITALIZED TERMS SHALL HAVE THE SAME MEANING AS DEFINED IN THE PURCHASE AGREEMENT. UNLESS OTHERWISE INDICATED BELOW, ALL REFERENCES TO THE CLOSING OR THE CLOSING DATE SHALL BE DEEMED TO REFER TO SUCH TERMS AS THEY ARE DEFINED IN THE PURCHASE AGREEMENT.

                                   SECTION 2.5
                                 CAPITALIZATION

     1. Warrants to purchase 172,925 shares, 27,307 shares and 57,642 shares of Series E Preferred Stock at $3.036 per share were issued to Meier Mitchell & Company on October 27, 1999, May 9, 2000 and August 14, 2000 respectively.

     2. Warrants to purchase 24,703 shares, 3,901 shares and 8,235 shares of Series E Preferred Stock at $3.036 per share were issued to Priority Capital on October 27, 1999, May 9, 2000 and August 14, 2000 respectively.

     3. Upon the closing of this offering, the Company will issue warrants to purchase an aggregate of 65,876 shares of Series E Preferred Stock at $3.036 per share in connection with certain convertible promissory notes issued September 29, 2000 in the aggregate principal amount of $2,000,000.

                                   SECTION 2.6
                                  SUBSIDIARIES

         The Company has formed the following subsidiaries: Orion Imaging Systems, Inc, a Delaware corporation, and Digirad Imaging Systems, Inc., a Delaware corporation.


                                   SECTION 2.7
                        CONTRACTS AND OTHER COMMITMENTS.

         The Company has, from time to time, entered into the following Consulting Agreements:

         1.   Bio-Reg Associates, Inc. Consulting Agreement dated November 20,
              1995.

         2. Makago Electronics, Inc. Project Consulting Agreement dated January 27, 1998.

         3.   Esther Saltz Consulting Agreement dated June 24, 1998.

         4.   Nadine Wang Project Consulting Agreement dated July 1, 1998.

         5.   Mel Davis Consulting Agreement dated July 20, 1998.

         6.   Michael Borton Consulting Agreement dated August 8, 1998.

         7.   Suzanne Farrand, CPA Consulting Agreement dated August 14, 1998.

         8.   Gilbert Pantoja Consulting Agreement dated August 14, 1998.

         9. Frank J. Papatheofanis, MD, PhD Consulting Service Agreement dated March 4, 1999.

         10. Separation and Consulting Agreement and General Release with Karen A. Klaus dated May 20, 1999.

         11. Ted Tillinghast Mechanical Design Consulting Agreement dated June 14, 1999.

         12.  C4S Consulting Agreement dated July 26, 1999

         13.  Doyle & Associates Consulting Agreement dated September 13, 1999.

         14.  Charles Schmitz Consulting Agreement dated October 4, 1999.

         15.  Alex Shek Consulting Agreement dated December 3, 1999.

         16.  James Brunsch Consulting Agreement dated February 25, 2000.

         17. Design & Development with Ogden Marsh & Associates dated February 18, 1998.



         The Company has entered into the following Purchase Contracts (over $100,000):

         1. Purchase Order #70145 with QuickSil Inc. dated September 8, 2000 in the amount of $266,250.

         2. Purchase Order #60274 with Nuclear Fields USA dated October 18, 2000 in the amount of $212,600.

         3. Purchase Order # 51645 with Hilger Crystals, Ltd. dated February 2, 2000 in the amount of $350,631.

         4. Purchase Order #52322 with Segami Corporation dated October 12, 2000 in the amount of $280,000.


         The Company has, from time to time, entered into the following contracts:

         1. Shareholders Agreement with Clinton L. Lingren, Jack F. Butler, and Gerald G. Loehr (as sole trustee of the Gerald G. Loehr Revocable Trust) dated May 13, 1994.

         2. Stock Purchase Agreement (Series A Preferred Stock) with Kingsbury Capital Partners, L.P., dated May 13, 1994.

         3. Restricted Stock Purchase Agreement with Clinton L. Lingren, Jack F. Butler, and Gerald G. Loehr dated May 9,1994.

         4. Stock Purchase Agreement (Series A Preferred Stock) with Kingsbury Capital Partners, L.P., Gerald G. Loehr, Jack F. Butler, William
              L. Ashburn, and Karen A. Klause dated March 1, 1995.

         5.   Stock Purchase Agreement (Series A Preferred Stock) with Kenneth
              E. Olson Trust Dated 3/15/89, Kingsbury Capital Partners, L.P., Kingsbury Capital Partners, L.P., II, Gerald G. and Linda J. Loehr Family Trust, Peter T. Dunn, Peter T. and Laura E. Dunn Trustees for the Dunn Family Trust, Nathan P. Dunn, Kyla E. Dunn and Karen
              A. Klause dated April 23, 1996.

         6. Stock Purchase Agreement (Series B Preferred Stock) with Kingsbury Capital Partners, L.P. and Kingsbury Capital Partners, L.P., II dated December 8, 1995.

         7. Stock Purchase Agreement (Common Stock) with Peter T. Dunn dated April 23, 1996.

         8. Secured Convertible Promissory Notes dated September 6, 1996 in the aggregate principal amount of $5,000,000. Notes to convert to shares of Series C Preferred Stock as set forth in the promissory note agreements at the closing of the of the Series D Preferred Stock sale.

         9. Secured Convertible Promissory Notes dated September 30, 1996 in the aggregate principal amount of $1,000,000. Notes to convert to shares of Series C Preferred Stock as set forth in the promissory note agreements at the closing of the of the Series D Preferred Stock sale.

         10.  Series D Preferred Stock Purchase Agreement dated August 8, 1997.

         11.  Series E Preferred Stock Purchase Agreement dated June 23, 1998.

         12.  Additional Series E Preferred Stock Agreement dated March 15,
              2000.

         13. Second Additional Series E Preferred Stock Agreement dated April 6, 2000.

         14. Third Additional Series E Preferred Stock Agreement dated June 9, 2000.

         15. Convertible Promissory Note with Health Care Indemnity, Inc. dated January 25, 2000.

         16. Convertible Promissory Note and Warrant Purchase Agreements dated September 29, 2000 in the amount of $2,000,000.

         17. Building Lease with Judd/King No. 1, a California general partnership, for 9350 Trade Place, San Diego, California dated January 27, 1998 for the period February 16, 1998 through March 31, 2002.

         18. Building Lease with Research Diversified for 7408 Trade Street dated April 7, 1999 for the period August 1, 1999 through July 31, 2001.

         19. Building Lease with John R. and Diana L. Purcell for 7390 Trade Street dated March 23, 1999 for the period May 1, 1999 through April 30, 2001.

         20. Building Lease with Manohar P. Daryanani for 7394 Trade Street, San Diego, California 92121 dated November 23, 1999 for the period January 1, 2000 through December 31, 2000.

         21. Building Lease with Western Salt Company for 7444 Trade Street, San Diego, California 92121 dated March 24, 1999 for the period April 1, 1999 through March 31, 2001.

         22. Building Lease with James E. Piel and Ila Ree Piel for 7410 Trade Street, San Diego, California 92121 dated August 18, 1999 for the period September 1, 1999 through December 31, 2000.

         23. Building Lease with Janice G. Brightman for 7414 Trade Street, San Diego, California 92121 dated August 4, 1999 for the period September 15, 1999 through September 14, 2000.

         24. Amendment to building lease with Janice G. Brightman for 7414 Trade Street, San Diego, California 92121 dated August 10, 2000.

         25. Letter of Intent regarding proposed acquisition of Nuclear Imaging Systems, Inc. nuclear medicine mobile service business dated May 11, 2000.

         26. Asset Purchase Agreement by and among Digirad Corporation, Orion Imaging Systems, Inc., Florida Cardiology & Nuclear Medicine Group, P.A. and Dr. John Kilgore dated August 31, 2000.

         27. Exclusive Placement Agent Agreement with Banc of America Securities LLC in connection with a proposed private placement of securities dated July 20, 2000.

         28. Contract V797P6897a with Department of Veteran Affairs dated September, 20, 2000.

         29. Service Agreement with Universal Servicetrends, Inc. dated August 25, 2000.



         See disclosures in Section 2.19 with respect to Patents, Trademarks or other technology of the Company.

                                   SECTION 2.8
                           RELATED-PARTY TRANSACTIONS.

         The Company has, from time to time, entered into the following Loan Agreements with certain of its employees and directors.

         1. Loan Agreement with Jack F. Butler in an aggregate amount of $245,000 dated September 1, 1993, as amended.

         2. Loan Agreement with Clinton L. Lingren in an aggregate amount of $245,000 dated September 1, 1993, as amended.

         3. Loan Agreement with Gerald G. Loehr (as sole trustee of the Gerald G. Loehr Revocable Trust) in an aggregate amount of $245,000 dated September 1, 1993, as amended.

         4. Promissory Note Secured by Stock Pledge Agreement with Peter T. Dunn dated June 23, 1999 in the amount of $4,180.

         5. Promissory Note Secured by Stock Pledge Agreement with Boris Apotovsky dated May 15, 2000 in the amount of $33,419.

         6. Promissory Note Secured by Stock Pledge Agreement with Len Shaw dated May 15, 2000 in the amount of $35,000.

         7. Promissory Note Secured by Stock Pledge Agreement with Shulai Zhao dated May 15, 2000 in the amount of $11,904.

         8. Promissory Note Secured by Stock Pledge Agreement with Michael Robinson dated July 14, 2000 in the amount of $3,500.

         9. Promissory Note Secured by Stock Pledge Agreement with Tim Collins dated August 9, 2000 in the amount of $5,682.

         10. Promissory Note Secured by Stock Pledge Agreement with Joel Tuckey dated September 22, 2000 in the amount of $17,500.

         11. Promissory Note with Kathy Byerley dated August 18, 2000 in the Famount of $5,000.

         12. Promissory Note to Kingsbury Capital Partners, L.P. III dated September 29, 2000 in the aggregate principal amount of $300,000. Timothy Wollaeger, the Board of the Board of Directors, is a general partner in Kingsbury.

         13. Promissory Note to Kingsbury Capital Partners, L.P. IV dated September 29, 2000 in the aggregate principal amount of $700,000. Timothy Wollaeger, a member of the Board of Directors, is a general partner in Kingsbury.

         14. Promissory Note to Vector Later-Stage Equity Fund II (QP), L.P. Fin the aggregate principal amount of $375,000. Douglas Reed, a member of the Company's Board of Directors, is a general partner in Vector.

         15. Promissory Note to Vector Later-Stage Equity Fund II, L.P. in the aggregate principal amount of $125,000. Douglas Reed, a member of the Company's Board of Directors, is a general partner in Vector.



                                  SECTION 2.16
                      TITLE TO PROPERTY AND ASSETS; LEASES.

         1. Loan and Security Agreement with MMC/GATX Partnership No. 1 dated FFOctober 27, 1999.

         2. First Amendment to Loan and Security Agreement with MMC/GATX Partnership No. 1 dated August 14, 2000.

         3. Loan and Security Agreement with Silicon Valley Bank dated April 1, 2000.

         4. Amendment to Loan and Security Agreement with Silicon Valley Bank dated August 2, 2000.

         5. Master Lease Agreement with GE Healthcare Financial Services dated September 26, 2000.


                                  SECTION 2.17
                              FINANCIAL STATEMENTS

         The following are liabilities individually in excess of $25,000 and in the aggregate in excess of $100,000:

        1.   Arrow CNC Inc.                                                    $80,982
        2.   Brobeck, Phleger & Harrison                                       $85,412
        3.   Crown Circuits, Inc.                                             $131,330
        4.   Dynamic Details, Inc.                                             $43,008
        5.   Federal Express Corp.                                             $28,690
        6.   Hilger Crystals, Ltd.                                             $52,446
        7.   Hughes Circuits, Inc.                                             $30,008
        8.   IC Interconnect                                                   $30,550
        9.   J.W. Marketing Inc.                                               $45,959
        10.  Juki Automation Systems                                           $93,416
        11.  Massachusetts General Hospital                                   $124,895
        12.  Mitel Semiconductor                                               $41,932
        13.  Nuclear Fields USA                                                $75,634
        14.  Onsite Commercial Staffing                                        $35,955
        15.  Photopeak, Inc.                                                   $63,220
        16.  Prudential Insurance                                              $58,902
        17.  Quicksil Corp.                                                   $162,307
        18.  Supercool Thermoelectric                                          $30,238
        19.  Technology Imaging Services                                       $33,110
        20.  Unisys Corporation                                                $25,150
        21.  Vista Industrial Products                                         $34,031
        22.  Wacker Siltronic Corporation                                      $41,039

                                  SECTION 2.18
                                    CHANGES.

(j) Schedules 01-10 to Equipment Lease agreement with MarCap Corporation dated October 1, 2000 in the amount of $1,969,837.

                                  SECTION 2.19
                             PATENTS AND TRADEMARKS.

A.       STATUS OF PATENT ACTIVITY

                                      ***
                                      ***
                                      ***



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                      ***
                                      ***
                                      ***



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                      ***
                                      ***
                                      ***




B.       STATUS OF TRADEMARK ACTIVITY

I.       Registration of "Digirad"

Filed Application.................................................................................September 6, 1994
Patent Office Action...............................................................................February 7, 1995
Amended Application filed...........................................................................August 14, 1995
Patent Office Action.................................................................................April 23, 1996
Reconsideration requested..............................................................................July 5, 1996
Appeal filed.......................................................................................October 18, 1996
Appeal Brief filed................................................................................December 20, 1996
Examining Attorney's Appeal Brief filed..............................................................March 10, 1997
Notice of Acceptance of Statement of Use..............................................................March 2, 1999

II.      Registration of "SpectrumPlus"

Application Serial No. 75/202,359 filed...........................................................November 22, 1996


III.     Registration of "Notebook Imager"

Application Serial No. 75/202,360 filed...........................................................November 22, 1996






*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

C.       OPTIONS, LICENSES OR AGREEMENTS:

         1. ASIC Development Agreement with Augustine Engineering dated April 10, 1998.

         2. Development and Supply Agreement with QuickSil Inc. dated June 18, 1999.

         3. Supply and Development with Ethicon Endo-Surgery, Inc. dated June 23, 1998.

         4. Termination Agreement with Ethicon Endo-Surgery, Inc. dated June 22, 1999.

         5. Memorandum of Agreement for the "High Resolution Breast Gamma Emission Imaging System" project with the University of Southern California dated April 23, 1997.

         6. Research Agreement with University of California San Diego effective date May 28, 1996.

         7. NIH Grant No. 2 R44 DK47761-02A1 entitled "Instrument for Real-Time Renal Monitoring" dated September 17, 1997. Amount $749,969.

         8. Massachusetts General Hospital Phase II SBIR "Instrument for Real-Time Monitoring" SBIR Research and Option Subcontract dated February 16, 1998. Amount $340,000.

         9. Option Agreement for Low-Resistivity Photon-Transparent Window Attached to Photo-Sensitive Silicon Detector with The Regents of the University of California through the Ernest Orlando Lawrence Berkeley National Laboratory dated June 3, 1998.

         10. Research Agreement with The Regents of the University of California, San Diego dated October 30, 1998.

         11. License Agreement for Detector with The Regents of the University of California through the Ernest Orlando Lawrence Berkeley National Laboratory dated April 30, 1999.

         12. Software License Agreement with Segami Corporation dated June 16, 1999.

         13. License Agreement with Science Applications International Corporation dated April 7, 2000.


                                  SECTION 2.20
                       MANUFACTURING AND MARKETING RIGHTS.

          1. Distribution and Supply Agreement with National Imaging Resources dated October 16, 1998.

          2. Imager Distribution Agreement with Mitsui & Co., Ltd. Dated January 21, 2000.

          3. Termination of Distribution and Supply Agreement with National Imaging Resources dated June 13, 2000.

          4. Distribution and Supply Agreement with AND Canada, Inc. dated February 25, 2000.

          5. Distribution and Supply Agreement with American Medical Systems dated April 26, 2000.

          6.   Distribution and Supply Agreement with AMIS dated May 2, 2000.

          7. Distribution and Supply Agreement with CMS Imaging, Inc. dated July 18, 2000.

          8. Distribution and Supply Agreement with Delta Imaging Systems dated April 26, 2000.

          9. Distribution and Supply Agreement with Performance Medical Group, Inc. dated May 4, 2000.

          10. National Account Agreement with Performance Medical Group, Inc. dated May 4, 2000.



                                  SECTION 2.22
               PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS.

         To the Company's knowledge, the majority of its employees have executed copies of the Employee Proprietary Information and Inventions Agreement.

                                  SECTION 2.23
                      TAX RETURNS, PAYMENTS, AND ELECTIONS.

         The following tax items are noted:

         1. The Company was audited by the Franchise Tax Board (State of California) for 1993, 1994, and 1995 in a routine examination. There were no deficiencies noted.

         2. The Company paid a $1,180.31 penalty assessed against it by the IRS for a tax deficiency that occurred in 1991.


                                   SECTION 7.8
                                  FINDER'S FEES

         The Company has entered into an Exclusive Placement Agent Agreement with Banc of America Securities LLC ("BAS"), under which it may owe BAS fees and be obligated to issue BAS a warrant to purchase shares of Series E Preferred Stock in connection with the Closing.

                                    EXHIBIT C

                     AMENDED AND RESTATED CO-SALE AGREEMENT

Filed separately as an Exhibit to this Registration Statement

                                    EXHIBIT D

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

Filed separately as an Exhibit to this Registration Statement

                                    EXHIBIT E

                 AMENDED AND RESTATED SERIES E VOTING AGREEMENT

Filed separately as an Exhibit to this Registration Statement

                           AMENDMENT NUMBER ONE TO THE
                   FOURTH ADDITIONAL SERIES E PREFERRED STOCK
                               PURCHASE AGREEMENT

         This Amendment Number One (this "Amendment") to the Fourth Additional Series E Preferred Stock Purchase Agreement dated as of November 10, 2000 (the "Agreement") is made as of March 9, 2001 by and among Digirad Corporation, a Delaware corporation (the "Company"), each of the undersigned entities listed hereto under the heading "New Investors" (the "New Investors") and the holders a majority of the Series E Preferred Stock purchased pursuant to the Agreement listed hereto under the heading "Prior Investors" (the "Prior Investors"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                    RECITALS

         A. The Company desires to sell and issue up to 150,362 additional shares of its Series E Preferred Stock to the New Investors pursuant to an Additional Closing under the Agreement.

         B. The Company desires to amend the Agreement to permit the Company to conduct Additional Closings on or before March 30, 2001.

         C. Section 7.11 of the Agreement provides that any term of the Agreement may be amended with the written consent of the Company and the holders of at least a majority of the Common Stock issuable upon conversion of the Series E Preferred Stock issued pursuant to the Agreement.

         In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.       AMENDMENT TO SECTION 1.3 OF THE AGREEMENT.

         The parties hereby agree to amend and restate Section 1.3(a) of the Agreement in its entirety to state as follows:

                           (a) "CONDITIONS OF ADDITIONAL CLOSING(S). At a per share purchase price of $3.036 per share and at any time from time to time on or before March 30, 2001, the Company may, at one or more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to additional investors (each a "New Investor") up to that number of shares of the Series E Preferred Stock of the Company available as authorized shares of Series E Preferred Stock in the Restated Certificate. A New Investor may include persons or entities who are already Investors under this Agreement."

         2.       AMENDMENT TO SCHEDULES TO THE AGREEMENT.

         The parties hereby agree to amend the Schedules to the Agreement to add
Schedule 4, in the form attached hereto as EXHIBIT A.

         3.       EFFECT OF AMENDMENT.

         Except as amended and set forth above, the Agreement shall continue in full force and effect.

         4.       COUNTERPARTS.

         This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

         5.       SEVERABILITY.

         If one or more provisions of this Amendment is held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         6.       ENTIRE AGREEMENT.

         This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         7.       GOVERNING LAW.

         This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:                            DIGIRAD CORPORATION,
                                    a Delaware corporation

                                    By:      /s/ Scott Huennekens
                                       -------------------------------------
                                             Scott Huennekens, President

NEW INVESTORS:                      KINGSBURY CAPITAL PARTNERS, L.P.

                                    By:      Kingsbury Associates, L.P.,
                                             Its General Counsel


                                    By:      /s/ Timothy J. Wollaeger
                                       -------------------------------------
                                             Timothy J. Wollaeger,
                                             General Partner

                           Address: 3655 Nobel Drive, Suite 490
                                    San Diego, CA  92122


                                     KINGSBURY CAPITAL PARTNERS, L.P., II

                                     By:      Kingsbury Associates, L.P.,
                                              Its General Counsel


                                     By:      /s/ Timothy J. Wollaeger
                                       -------------------------------------
                                              Timothy J. Wollaeger,
                                              General Partner

                           Address: 3655 Nobel Drive, Suite 490
                                    San Diego, CA  92122


                   [SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
       THE FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

                                    ANACAPA INVESTORS, LLC -
                                    ANACAPA I

                                    By:      /s/ Rob Raede
                                       -------------------------------------
                                             Rob Raede
                                             Manager

                           Address: 32 W. Anapamu, #350
                                    Santa Barbara, CA  93101





                   [SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
       THE FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

PRIOR INVESTORS:                    KINGSBURY CAPITAL PARTNERS, L.P. III

                                    By:      Kingsbury Associates, L.P.,
                                             Its General Counsel


                                    By:      /s/ Timothy J. Wollaeger
                                       -------------------------------------
                                             Timothy J. Wollaeger,
                                             General Partner

                           Address: 3655 Nobel Drive, Suite 490
                                    San Diego, CA  92122


                                    KINGSBURY CAPITAL PARTNERS, L.P., IV

                                    By:      Kingsbury Associates, L.P.,
                                             Its General Counsel


                                    By:      /s/ Timothy J. Wollaeger
                                       -------------------------------------
                                             Timothy J. Wollaeger,
                                             General Partner

                           Address: 3655 Nobel Drive, Suite 490
                                    San Diego, CA  92122


                                    AUREUS DIGIRAD, LLC


                                    By:      /s/ Robert M. Averick
                                       -------------------------------------
                                             Robert M. Averick,
                                             Member

                           Address: 100 First Stamford Place
                                    Stamford, CT 06902



                                    MERRILL LYNCH VENTURES, LLC



                                    By:      /s/ Edward J. Higgins
                                       -------------------------------------
                                             Edward J. Higgins,
                                             Vice President

                           Address: 2 World Financial Center, 23rd Floor
                                    New York, NY 10281
                                    Attn: Robert F. Tull



                   [SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
       THE FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

                                    EXHIBIT A

                                   SCHEDULE 4

                              SCHEDULE OF INVESTORS

                         FOURTH CLOSING - MARCH 9, 2001

               INVESTOR                         SHARES TO BE PURCHASED                     PURCHASE PRICE
               --------                         ----------------------                     --------------
Anacapa Investors, LLC                                    25,362                                 $76,999.03
Anacapa Fund I

Kingsbury Capital Partners, L.P.                          64,000                                $194,304.00

Kingsbury Capital Partners, L.P. II                       61,000                                $185,196.00
                                                        --------                                -----------
         TOTAL:                                          150,362                                $456,499.03
                                                        ========                                ===========

                           AMENDMENT NUMBER TWO TO THE
                   FOURTH ADDITIONAL SERIES E PREFERRED STOCK
                               PURCHASE AGREEMENT

         This Amendment Number Two (this "Amendment") to the Fourth Additional Series E Preferred Stock Purchase Agreement dated as of November 10, 2000, as amended (the "Agreement") is made as of March 16, 2001 by and among Digirad Corporation, a Delaware corporation (the "Company"), each of the undersigned entities listed hereto under the heading "New Investors" (the "New Investors"), and the holders a majority of the Series E Preferred Stock purchased pursuant to the Agreement listed hereto under the heading "Prior Investors" (the "Prior Investors"). Capitalized terms used herein which are not defined herein shall have the definitions ascribed to them in the Agreement.

                                    RECITALS

         A. The Company desires to sell and issue additional shares of its Series E Preferred Stock pursuant to Additional Closings as permitted under the Agreement.

         B. Section 7.11 of the Agreement provides that any term of the Agreement may be amended with the written consent of the Company and the holders of at least a majority of the Common Stock issuable upon conversion of the Series E Preferred Stock issued pursuant to the Agreement.

         In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.       ADDITIONAL CLOSINGS UNDER THE AGREEMENT.

         Pursuant to Section 1.3 of the Agreement, the parties agree that on or before March 30, 2001, the Company may conduct Additional Closings, the next of which will occur March 16, 2001 with the New Investors in the amounts indicated on EXHIBIT A attached hereto. By their execution of this Amendment, the New Investors hereby enter into and become parties to the Agreement as if they had originally executed the signature pages to the Agreement and shall be deemed to be included within the definition of "Investors" thereunder. In addition, by their execution of counterpart signature pages to each of the Transaction Agreements, the Investors shall enter into and become parties to each of the Transaction Agreements and shall be deemed to be included within the definition of "New Investors" thereunder.

         The parties further agree that pursuant to Section 1.3 of the Agreement, the Company may conduct Additional Closings on or before March 30, 2001 without obtaining the consent of the Prior Investors. Upon the execution of a counterpart signature page to this Amendment and the Transaction Agreements by any of such New Investors, such New Investors shall become parties to the Agreement and Transaction Agreements to the same extent as if they had executed this Amendment and Transaction Agreements as of the date hereof and shall be included in the definition of New Investors under this Amendment for all purposes. EXHIBIT A to this Amendment shall be automatically amended as appropriate to reflect the Additional Closing and the addition of such individuals and/or entities as New Investors under this Amendment.

         2.       AMENDMENT TO SCHEDULES TO THE AGREEMENT.

         The parties hereby agree to amend the Schedules to the Agreement to add
Schedule 5, in the form attached hereto as EXHIBIT A.

         3.       EFFECT OF AMENDMENT.

         Except as amended and set forth above, the Agreement shall continue in full force and effect.

         4.       COUNTERPARTS.

         This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

         5.       SEVERABILITY.

         If one or more provisions of this Amendment is held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         6.       ENTIRE AGREEMENT.

         This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         7.       GOVERNING LAW.

         This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:                            DIGIRAD CORPORATION,
                                    a Delaware corporation

                                    By:      /s/ Scott Huennekens
                                       ----------------------------------------
                                       Scott Huennekens, President

NEW INVESTORS:              THE ARTHUR & SOPHIE BRODY REVOCABLE TRUST DATED
                            4/13/89


                            By:      /s/ illegible
                               ----------------------------------------
                            Its:     Trustee
                               ----------------------------------------

                    Address: 990 Highland Drive, Suite 100
                             Solana Beach, CA  92075-2472
                             Attn:  Arthur Brody


                            MALIN BURNHAM


                            By:      /s/ Malin Burnham
                               ----------------------------------------
                               Malin Burnham

                    Address: 610 West Ash Street, Suite 2000
                             San Diego, CA  92101-3350


                            DERBES FAMILY TRUST UDT DATED 4/25/86


                            By:      /s/ Daniel W. Derbes
                               ----------------------------------------
                                     Daniel W. Derbes

                            Its:     Trustee
                               ----------------------------------------

                    Address:  c/o Signal Ventures
                              777 South Pacific Coast Highway, Suite 107
                              Solana Beach, CA  92075
                              Attn:  Dan Derbes


                   [SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO
       THE FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

                      ELLIOT FEUERSTEIN TRUST DATED 5/14/82


                      By:      /s/ Elliot Feuerstein
                         ----------------------------------------
                      Its:     Trustee
                         ----------------------------------------

             Address: 8924 Mira Mesa Boulevard
                      San Diego, CA 92126
                      Attn: Elliot Feuerstein

                      STANLEY & MAXINE FIRESTONE TRUST DATED 12/2/88


                      By:      /s/ Stanley Firestone
                         ----------------------------------------
                      Its:     TTEE - Stanley Firestone
                         ----------------------------------------

             Address: c/o Malibu Clothes
                      259 South Beverly Drive
                      Beverly Hills, CA  90212
                      Attn:  Stanley Firestone

                      THE STANLEY E. AND PAULINE M. FOSTER TRUST DATED 7/31/81


                      By:      /s/ Stanley Foster
                         ----------------------------------------
                      Its:     Trustee
                         ----------------------------------------

             Address: 705 12th Avenue
                      San Diego, CA  92101
                      Attn:  Stanley E. Foster


                   [SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO
       THE FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

                                    JOAN P KATZ TRUSTEE OF NON-EXEMPT TRUST C
                                    UNDER IRA R. & JOAN K. KATZ QUALIFIED
                                    MARITAL TRUST


                                    By:      /s/ Joan P. Katz
                                       ----------------------------------------
                                    Its:     Trustee
                                       ----------------------------------------

                           Address: c/o Evergreen Wealth Management
                                    7911 Herschel Avenue, #311
                                    La Jolla, CA  92037
                                    Attn:  Alan Aielo


                                    KNOWLES FAMILY TRUST


                                    By:      /s/ illegible
                                       ----------------------------------------
                                    Its:     Trustee
                                       ----------------------------------------

                           Address: c/o Wall Street Property Company
                                    1250 Prospect Avenue, Suite 200
                                    La Jolla, CA  92038
                                    Attn:  Raymond V. Knowles


                                    ARTHUR E. NICHOLAS


                                    By:      /s/ Arthur Nicholas
                                       ----------------------------------------
                                    Its:
                                       ----------------------------------------

                           Address: c/o Nicholas-Applegate Capital
                                    Management
                                    600 West Broadway, 29th Floor
                                    San Diego, CA  92101
                                    Attn:  Maureen Brown

                   [SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO
       THE FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

                                             PAGE TRUST DATED 3/3/89


                                             By:      /s/ illegible
                                                -------------------------------
                                             Its:     Trustee
                                                -------------------------------

                                    Address: 1904 Hidden Crest Drive
                                             El Cajon, CA 92019
                                             Attn: Tom Page

                                             FORREST N. SHUMWAY & PATRICIA K.
                                             SHUMWAY MARITAL TRUST DTD 4/26/94

                                             By:   /s/ Forrest Shumway
                                                -------------------------------
                                             Its:
                                                -------------------------------

                                    Address: 9171 Towne Centre Drive, Suite 410
                                             San Diego, CA  92122-1238
                                             Attn:  Forrest N. Shumway



                   [SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO
       THE FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

PRIOR INVESTORS:             AUREUS DIGIRAD, LLC


                             By:      /s/ Robert Averick
                                -------------------------------
                                Robert M. Averick,
                                 Member

                    Address: 100 First Stamford Place
                             Stamford, CT 06902



                             MERRILL LYNCH VENTURES, LLC



                             By:      /s/ Edward J. Higgins
                                -------------------------------
                                 Edward J. Higgins,
                                 Vice President

                    Address: 2 World Financial Center, 23rd Floor
                             New York, NY 10281
                             Attn: Robert F. Tull


                             KINGSBURY CAPITAL PARTNERS, L.P.
                             KINGSBURY CAPITAL PARTNERS, L.P. II
                             KINGSBURY CAPITAL PARTNERS, L.P. III
                             KINGSBURY CAPITAL PARTNERS, L.P. IV

                             By:      Kingsbury Associates, L.P.,
                                      Its General Counsel


                             By:      /s/ Timothy Wollaeger
                                -------------------------------
                                Timothy J. Wollaeger,
                                General Partner

                    Address: 3655 Nobel Drive, Suite 490
                             San Diego, CA  92122






                   [SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO
       THE FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

                                    EXHIBIT A

                                   SCHEDULE 5

                              SCHEDULE OF INVESTORS

                         FIFTH CLOSING - MARCH 16, 2001

               INVESTOR                         SHARES TO BE PURCHASED                     PURCHASE PRICE
               --------                         ----------------------                     --------------
The Arthur & Sophie Brody Revocable                       24,671                                 $74,901.16
Trust dated 04/13/89

Malin Burnham                                             24,671                                 $74,901.16

Derbes Family Trust UDT Dated 04/25/86                    24,671                                 $74,901.16

Elliot Feuerstein Trust dated 05/14/82                     8,223                                 $24,965.03

Stanley & Maxine Firestone Trust dated                    24,671                                 $74,901.16
12/02/88

The Stanley E. And Pauline M. Foster                      16,447                                 $49.933.09
Trust dated 07/31/81

Ira R. & Joan P. Katz Qualified                           24,671                                 $74,901.16
Marital Trust

Knowles Family Trust                                      24,671                                 $74,901.16

Arthur E. Nicholas                                        82,236                                $249,668.50

Page Trust dated 03/03/89                                 24,671                                 $74,901.16

Forrest N. Shumway & Patricia K.                          16,447                                 $49,933.09
Shumway Marital Trust DTD 04/26/94                      --------                               ------------

         TOTAL:                                          296,050                                $898,807.80
                                                        ========                               ============

                          AMENDMENT NUMBER THREE TO THE
                   FOURTH ADDITIONAL SERIES E PREFERRED STOCK
                               PURCHASE AGREEMENT

         This Amendment Number Three (this "Amendment") to the Fourth Additional Series E Preferred Stock Purchase Agreement dated as of November 10, 2000, as amended (the "Agreement") is made as of April 9, 2001 by and among Digirad Corporation, a Delaware corporation (the "Company"), Merrill Lynch Ventures, LLC (the "New Investor"), and the holders a majority of the Series E Preferred Stock purchased pursuant to the Agreement listed hereto under the heading "Prior Investors" (the "Prior Investors"). Capitalized terms used herein which are not defined herein shall have the definitions ascribed to them in the Agreement.

                                    RECITALS

         A. The Company desires to sell and issue additional shares of its Series E Preferred Stock to the New Investor pursuant to an Additional Closing as permitted under Section 1.3 of the Agreement.

         B. In connection with its issuance of additional shares of Series E Preferred Stock to the New Investor, the Company has filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation so as to authorize additional shares of Series E Preferred Stock issuable pursuant to the Agreement.

         C. The Company desires to amend the Agreement to permit the Company to conduct Additional Closings on or before April 30, 2001.

         D. Section 7.11 of the Agreement provides that any term of the Agreement may be amended with the written consent of the Company and the holders of at least a majority of the Common Stock issuable upon conversion of the Series E Preferred Stock issued pursuant to the Agreement.

         In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         2.       AMENDMENT TO SECTION 1.3 OF THE AGREEMENT.

         The parties hereby agree to amend and restate Section 1.3(a) of the Agreement in its entirety to state as follows:

                           (a) "CONDITIONS OF ADDITIONAL CLOSING(S). At a per share purchase price of $3.036 per share and at any time from time to time on or before April 30, 2001, the Company may, at one or more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to additional investors (each a "New Investor") up to that number of shares of the Series E Preferred Stock of the Company available as authorized shares of Series E

         Preferred Stock in the Restated Certificate. A New Investor may include persons or entities who are already Investors under this Agreement."

         2.       EFFECT OF AMENDMENT.

         Pursuant to Section 1.3 of the Agreement, the parties agree that by its execution of this Amendment, the New Investor will hereby enter into and become party to the Agreement as if it had originally executed a signature page to the Agreement and shall be deemed to be included within the definition of "Investors" thereunder.

         3.       AMENDMENT TO SCHEDULES TO THE AGREEMENT.

         The parties hereby agree to amend the Schedules to the Agreement to add
Schedule 6, in the form attached hereto as EXHIBIT A.

         4.       EFFECT OF AMENDMENT.

         Except as amended and set forth above, the Agreement shall continue in full force and effect.

         5.       COUNTERPARTS.

         This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

         6.       SEVERABILITY.

         If one or more provisions of this Amendment is held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         7.       ENTIRE AGREEMENT.

         This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         8.       GOVERNING LAW.

         This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:                            DIGIRAD CORPORATION,
                                    a Delaware corporation

                                By:      /s/ Scott Huennekens
                                   --------------------------------
                                   Scott Huennekens, President

NEW INVESTOR:                       MERRILL LYNCH VENTURES, LLC



                                By:      /s/ Edward J. Higgins
                                   --------------------------------
                                   Edward J. Higgins,
                                   Vice President

                        Address: 2 World Financial Center, 23rd Floor New York, NY 10281
                                  Attn: Robert F. Tull



                  [SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO
       THE FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

PRIOR INVESTORS:                    MERRILL LYNCH VENTURES, LLC




                                    By:      /s/ Edward J. Higgins
                                      --------------------------------
                                        Edward J. Higgins,
                                        Vice President

                           Address: 2 World Financial Center, 23rd Floor New York, NY 10281
                                     Attn: Robert F. Tull


                                     KINGSBURY CAPITAL PARTNERS, L.P.
                                     KINGSBURY CAPITAL PARTNERS, L.P. II
                                     KINGSBURY CAPITAL PARTNERS, L.P. III
                                     KINGSBURY CAPITAL PARTNERS, L.P. IV

                                     By:      Kingsbury Associates, L.P.,
                                              Its General Counsel


                                   By:      /s/ Timothy J. Wollaeger
                                      --------------------------------
                                      Timothy J. Wollaeger,
                                      General Partner

                           Address:  3655 Nobel Drive, Suite 490
                                     San Diego, CA  92122


                                     VECTOR LATER-STAGE EQUITY FUND II, L.P.
                                     VECTOR LATER-STAGE EQUITY FUND II
                                     (QP), L.P.

                                     By:      Vector Fund Management II, L.L.C.
                                              Its General Partner


                                   By:      /s/ Douglas Reed
                                      --------------------------------
                                      Douglas Reed, M.D.
                                      Managing Director


                           Address:  1751 Lake Cook Road, Suite 350
                                     Deerfield, IL  60015



                  [SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO
       THE FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

                                           ANACAPA INVESTORS, LLC -
                                           ANACAPA I

                                            By:      /s/ Rob Raede
                                               --------------------------------
                                                Rob Raede
                                                Manager

                                   Address:  32 W. Anapamu, #350
                                             Santa Barbara, CA  93101


                                             INGLEWOOD VENTURES, LP



                                            By:      /s/ Daniel C. Wood
                                               --------------------------------
                                            Its:     Member
                                                --------------------------------

                                  Address:  12526 High Bluff Drive, Suite 300
                                            San Diego, CA  92130



                  [SIGNATURE PAGE TO AMENDMENT NUMBER THREE TO
       THE FOURTH ADDITIONAL SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

                                    EXHIBIT A

                                   SCHEDULE 6

                              SCHEDULE OF INVESTORS

                          SIXTH CLOSING - APRIL 9, 2001

               INVESTOR                         SHARES TO BE PURCHASED                     PURCHASE PRICE
               --------                         ----------------------                     --------------
Merrill Lynch Ventures, LLC                              808,836                               2,455,626.10
                                                         -------                               ------------
         TOTAL:                                          808,836                               2,455,626.10
                                                         =======                               ============